PIONEER INTEREST SHARES

                                60 State Street
                          Boston, Massachusetts 02109
                                1-800-622-3265


             NOTICE OF ANNUAL AND SPECIAL MEETINGS OF SHAREHOLDERS



                        SCHEDULED FOR SEPTEMBER 5, 2006


     This is the formal agenda for annual and special shareholder meetings for your fund. It tells you the matters you will be asked to vote on and the time and place of the meetings, in case you want to attend in person.


To the shareholders of Pioneer Interest Shares:


     An annual meeting and separate special meeting of shareholders of Pioneer Interest Shares (the "fund") will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109, on September 5, 2006 at 2:00 p.m. and 2:20 p.m., respectively, Eastern time, to consider the following:



Annual Meeting

     1. A proposal to elect nine Trustees of the fund, as named in the attached proxy statement, to serve on the Board of Trustees until their successors have been elected.

     2.        Any other business that may properly come before the meeting.


Special Meeting

     3(a)-(f) A proposal to approve the elimination or amendment of certain of your fund's fundamental investment restrictions and policies, as described in the attached proxy statement.

     4. A proposal to approve amendments to the management contract between the fund and Pioneer Investment Management, Inc. ("Pioneer"), as set forth in Exhibit B and as further described in the attached proxy statement.


     5. To consider a proposal to amend and restate your fund's Agreement and Declaration of Trust to provide for the issuance of preferred shares of beneficial interest.

     6.        Any other business that may properly come before the meeting.



     YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF EACH PROPOSAL. APPROVAL OF THE PROPOSALS WILL NOT INCREASE THE MANAGEMENT FEE RATE PAYABLE BY THE FUND.



     Shareholders of record as of the close of business on June 19, 2006 are entitled to vote at the meetings and any related follow-up meetings. Each meeting will be held separately. Shareholders of your fund will vote separately on each item.


                                              By Order of the Board of Trustees,

                                                                             /S/

                                              Dorothy E. Bourassa, Secretary
                                              Boston, Massachusetts


July 24, 2006


     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETINGS, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARDS.

                              PROXY STATEMENT OF
                            PIONEER INTEREST SHARES

                                60 State Street
                          Boston, Massachusetts 02109
                                1-800-622-3265


                  ANNUAL AND SPECIAL MEETINGS OF SHAREHOLDERS

     This proxy statement contains the information you should know before voting on the proposals, summarized below.

     The fund will furnish without charge a copy of its most recent annual report and any more recent semi-annual report to any shareholder upon request. Shareholders who want to obtain a copy of the fund's reports should direct all written requests to the attention of the fund, at the address listed above, or should call Pioneer Investment Management Shareholder Services at 1-800-622-3265.


                                 INTRODUCTION

     This proxy statement is being used by the Board of Trustees of your fund to solicit proxies to be voted at the annual meeting and separate special meeting of shareholders of your fund. The meetings will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109, at 2:00 p.m. and 2:20 p.m., respectively, Eastern time, on September 5, 2006, and at any adjournments of the meetings to a later date, for the purposes as set forth in the accompanying notice of annual and special meeting of shareholders.

     This proxy statement and the enclosed proxy cards are being mailed to shareholders on or about July 24, 2006. The annual report for the fund for its most recently completed fiscal year was previously mailed to shareholders.


                            WHO IS ELIGIBLE TO VOTE


     Shareholders of record of the fund as of the close of business on June 19, 2006 (the "record date") are entitled to vote on all of the fund's business at the annual and special shareholder meetings and any adjournments thereof. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to the shareholder's instructions. If you sign a proxy but do not fill in a vote, your shares will be voted in favor of each of the nominees for Trustee in Proposal 1 and in favor of Proposals 3(a)-(f), 4 and 5. If any other business comes before the annual or special shareholder meeting, your shares will be voted at the discretion of the persons named as proxies.

                          ANNUAL SHAREHOLDER MEETING
                                  PROPOSAL 1
                         ELECTION OF BOARD OF TRUSTEES

     Shareholders of the fund are being asked to consider the election of nine nominees to the Board of Trustees of the fund. All of the nominees for election to the fund's Board currently serve as Trustees for the fund and have served in that capacity continuously since originally elected or appointed. Each Trustee will be elected to hold office until the next meeting of shareholders or until his or her successor is elected and qualified. Each nominee has consented to being named in this proxy statement and indicated his or her willingness to serve if elected. In the unanticipated event that any nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the fund's Board of Trustees. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) for the election of the nominees named below as Trustees of the fund.

     The following table sets forth each nominee's position(s) with the fund, his or her age, address, principal occupation and employment during the past five years and any other directorship held. Trustees who are interested persons of the fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees (except Mr. Hood and Mr. West) serves as a Trustee of each of the 89 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). Mr. Hood and Mr. West each serves as Trustee of 35 of the 89 Pioneer Funds. The address of all Interested Trustees is 60 State Street, Boston, Massachusetts 02109.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Other
                        Position(s)                                                                          Directorships
                           Held               Term of Office                                                    Held by
      Name, Age           With the            and Length of              Principal Occupation(s)              this Trustee
     and Address           Fund                  Service                 During Past Five Years                or Nominee
------------------------------------------------------------------------------------------------------------------------------------
 Interested Trustees:
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.     Chairman             Trustee since          Deputy Chairman and a Director of       Director of ICI
 (80)*                  of the              1993. Serves           Pioneer Global Asset Management         Mutual Insurance
                        Board,              until a successor      S.p.A. ("PGAM"); Non-Executive          Company; Director
                        Trustee and         Trustee is elected     Chairman and a Director of Pioneer      of Harbor Global
                        President           or earlier             Investment Management USA Inc.          Company, Ltd.
                                            retirement or          ("PIM-USA"); Chairman and a
                                            removal.               Director of Pioneer; Chairman and
                                                                   Director of Pioneer Institutional
                                                                   Asset Management, Inc. (since
                                                                   2006); Director of Pioneer
                                                                   Alternative Investment Management
                                                                   Limited (Dublin); President and a
                                                                   Director of Pioneer Alternative
                                                                   Investment Management (Bermuda)
                                                                   Limited and affiliated funds;
                                                                   Director of PIOGLOBAL Real Estate
                                                                   Investment Fund (Russia) (until
                                                                   June 2006); Director of Nano-C,
                                                                   Inc. (since 2003); Director of Cole
                                                                   Investment Corporation (since
                                                                   2004); Director of Fiduciary
                                                                   Counseling, Inc.; President and
                                                                   Director of Pioneer Funds
                                                                   Distributor, Inc. ("PFD") (until May
                                                                   2006); President of all of the
                                                                   Pioneer Funds; and Of Counsel,
                                                                   Wilmer Cutler Pickering Hale and
                                                                   Dorr LLP (counsel to PIM-USA and
                                                                   the Pioneer Funds)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Other
                        Position(s)                                                                          Directorships
                           Held               Term of Office                                                    Held by
      Name, Age           With the            and Length of              Principal Occupation(s)              this Trustee
     and Address           Fund                  Service                 During Past Five Years                or Nominee
------------------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood          Trustee and         Trustee since          President and Chief Executive           None
(53)*                   Executive           2003. Serves           Officer, PIM-USA since May 2003
                        Vice                until a successor      (Director since January 2001;
                        President           Trustee is elected     Executive Vice President and Chief
                                            or earlier             Operating Officer from November
                                            retirement or          2000-May 2003); Director of
                                            removal.               PGAM since June 2003; President
                                                                   and Director of Pioneer since May
                                                                   2003; President and Director of
                                                                   Pioneer Institutional Asset
                                                                   Management, Inc. since February
                                                                   2006; Chairman and Director of
                                                                   Pioneer Investment Management
                                                                   Shareholder Services, Inc.
                                                                   ("PIMSS") since May 2003;
                                                                   Director of PFD since May 2006;
                                                                   Director of Oak Ridge Investments,
                                                                   L.L.C. (a registered investment
                                                                   adviser in which PIM USA owns a
                                                                   minority interest) since January
                                                                   2005; Director of Vanderbilt Capital
                                                                   Advisors, LLC (an institutional
                                                                   investment adviser wholly-owned
                                                                   by PIM USA) since June 2006;
                                                                   Executive Vice President of all of
                                                                   the Pioneer Funds since
                                                                   June 2003.
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock           Trustee             Trustee since          Senior Vice President and Chief         Director of The
3050 K Street NW,                           2005. Serves           Financial Officer, I-trax, Inc.         Enterprise Social
Washington, DC 20007                        until a successor      (publicly traded health care            Investment
(62)                                        Trustee is elected     services company) (2001-                Company (privately-
                                            or earlier             present); Managing Partner, Federal     held affordable
                                            retirement or          City Capital Advisors (boutique         housing finance
                                            removal.               merchant bank) (2002 to 2004);          company); Director
                                                                   and Executive Vice President and        of New York
                                                                   Chief Financial Officer, Pedestal Inc.  Mortgage Trust
                                                                   (internet-based mortgage trading        (publicly traded
                                                                   company) (2000-2002)                    mortgage REIT)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Other
                        Position(s)                                                                          Directorships
                           Held               Term of Office                                                    Held by
        Name, Age         With the            and Length of              Principal Occupation(s)              this Trustee
       and Address         Fund                  Service                 During Past Five Years                or Nominee
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush            Trustee             Trustee since          President, Bush International           Director of Brady
3509 Woodbine Street,                       1997. Serves           (international financial advisory       Corporation
Chevy Chase, MD 20815                       until a successor      firm)                                   (industrial
(58)                                        Trustee is elected                                             identification and
                                            or earlier                                                     specialty coated
                                            retirement or                                                  material products
                                            removal.                                                       manufacturer),
                                                                                                           Director of Briggs &
                                                                                                           Stratton Co. (engine
                                                                                                           manufacturer) and
                                                                                                           Mortgage Guaranty
                                                                                                           Insurance
                                                                                                           Corporation
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham    Trustee             Trustee since          Founding Director, The Winthrop         None
1001 Sherbrooke                             1993. Serves           Group, Inc. (consulting firm);
Street West, Montreal,                      until a successor      Desautels Faculty of Management,
Quebec, Canada                              Trustee is elected     McGill University
(59)                                        or earlier
                                            retirement or
                                            removal.
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna         Trustee             Trustee since          Private investor (2004-present);        Director of
89 Robbins Avenue,                          February, 2006.        Senior Executive Vice President,        Quadriserv Inc.
Berkeley Heights, NJ                        Serves until a         The Bank of New York (financial         (technology
07922                                       successor Trustee      and securities services) (1986-         products for
(55)                                        is elected or                  2004)                           securities lending
                                            earlier retirement                                             industry)
                                            or removal.
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret     Trustee             Trustee since          President and Chief Executive           Director of New
One Boston Place,                           1993. Serves           Officer, Newbury, Piret & Company,      America High
28th Floor,                                 until a successor      Inc. (investment banking firm)          Income Fund, Inc.
Boston, MA 02108                            Trustee is elected                                             (closed-end
(58)                                        or earlier                                                     investment
                                            retirement or                                                  company)
                                            removal.
------------------------------------------------------------------------------------------------------------------------------------

Stephen K. West         Trustee             Trustee since          Senior Counsel, Sullivan &              Director, The Swiss
125 Broad Street,                           1993. Serves           Cromwell (law firm)                     Helvetia Fund, Inc.
New York, NY 10004                          until a successor                                              (closed-end
(77)                                        Trustee is elected                                             investment
                                            or earlier                                                     company)
                                            retirement or
                                            removal.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Other
                        Position(s)                                                                          Directorships
                           Held               Term of Office                                                    Held by
        Name, Age         With the            and Length of              Principal Occupation(s)              this Trustee
       and Address         Fund                  Service                 During Past Five Years                or Nominee
------------------------------------------------------------------------------------------------------------------------------------
 John Winthrop          Trustee             Trustee since          President, John Winthrop & Co.,         None
 One North Adgers                           1993. Serves           Inc. (private investment firm)
 Wharf,                                     until a successor
 Charleston, SC 29401                       Trustee is elected
(70)                                        or earlier
                                            retirement or
                                            removal.
------------------------------------------------------------------------------------------------------------------------------------


----------

* Mr. Cogan and Mr. Hood are Interested Trustees because each is an officer or director of the fund's investment adviser and certain of its affiliates.


Board Committees

     The Board of Trustees has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:

Audit

     David R. Bock, Margaret B.W. Graham, Marguerite A. Piret (Chair) and Stephen K. West

Independent Trustees

     David R. Bock, Mary K. Bush, Margaret B.W. Graham (Chair), Thomas J. Perna, Marguerite A. Piret, Stephen K. West and John Winthrop

Nominating

     Mary K. Bush, Marguerite A. Piret and John Winthrop (Chair)

Valuation

     David R. Bock, Margaret B.W. Graham and Marguerite A. Piret (Chair)

Policy Administration

     Mary K. Bush (Chair), Thomas J. Perna and John Winthrop


     During the most recent fiscal year, the Audit, Independent Trustees, Nominating, Valuation and Policy Administration Committees held 18, 16, 8, 5 and 9 meetings, respectively.


     All members of the Audit Committee are "independent", as defined in the applicable listing standard of the New York Stock Exchange currently in effect. The Board of Trustees has adopted a charter for the Audit Committee, in effect as of March 15, 2005. In accordance with its charter, the purposes of the Audit Committee are to:

     o act as a liaison between the fund's independent registered public accounting firm and the full Board of Trustees of the fund;

     o discuss with the fund's independent registered public accounting firm their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund's financial reporting;

     o review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

     o review and approve insurance coverage and allocations of premiums between the management and the fund and among the Pioneer Funds;

     o review and approve expenses under the administration agreement between Pioneer and the fund and allocations of such expenses among the Pioneer Funds; and

     o receive on a periodic basis a formal written statement delineating all relationships between the independent registered public accounting firm and the fund or Pioneer; to actively engage in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm; and to recommend that the Trustees take appropriate action in response to the independent registered public accounting firm's report to satisfy itself of the firm's independence.


     The Audit Committee charter is available on Pioneer's website: www.pioneerinvestments.com. You can also obtain a copy by sending a written request to the fund at the address listed on this proxy statement.


     The Audit Committee reports that it has (1) reviewed and discussed the fund's audited financial statements with management; (2) discussed with the independent registered public accounting firm the matters relating to the quality of the fund's financial reporting; and (3) received written disclosures and an independence letter from the independent registered public accounting firm and discussed with the independent registered public accounting firm that firm's independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Annual Report for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission ("SEC").


     The fund's Board of Trustees has determined that the fund has at least one audit committee financial expert. Ms. Marguerite A. Piret, an Independent Trustee, is the audit committee's financial expert.

     All members of the Nominating Committee are independent under the New York Stock Exchange's Revised Listing Rules and are not interested persons, as defined in the 1940 Act, of Pioneer. The Board has adopted a written charter for the Nominating Committee, which is available on Pioneer's website: www.pioneerinvestments.com. You can also obtain a copy by sending a written request to the fund at the address listed on this proxy statement. The Nominating Committee reviews the qualifications of persons being considered as candidates as Trustees and makes recommendations regarding the qualifications of such persons to the Independent Trustees. All of the Independent Trustees then evaluate any candidate and determine whether to nominate them for election. The Trustees who are not Independent Trustees and the officers of the fund are nominated and selected by the Board.


     The Nominating Committee's charter provides for certain criteria to be used in evaluating candidates for Independent Trustee. In reviewing a potential nominee and in evaluating the re-nomination of current Independent Trustees, the Nominating Committee applies the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee's business acumen and ability to exercise sound judgments, (iii) a commitment to attend and participate in meetings of the Board and its committees, (iv) the ability to understand potential conflicts of interest in managing a fund and to act in the interests of all shareholders, and (v) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Nominating Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities.

     As long as an existing Independent Trustee continues, in the opinion of the other Independent Trustees, to satisfy these criteria and continues to make positive contributions to the Board, the fund anticipates that Independent Trustees would favor the re-nomination of an existing Trustee rather than a new candidate. Consequently, while the Nominating Committee will evaluate the qualifications of nominees recommended by shareholders to serve as Trustee, the Independent Trustees may only act upon the Nominating Committee's evaluation if there is a vacancy on the Board. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any shareholder recommendations, evaluate candidates identified by other means, including candidates proposed by Independent Trustees or management. While it has not done so in the past, the Nominating Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

     Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") to be considered by the Nominating Committee. In evaluating a nominee recommended by a shareholder, the Nominating Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the fund's proxy card. If the Nominating Committee, the Independent Trustees or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate.

     The Nominating Committee initiated the recommendation of each of the nominees to serve as Independent Trustee.

     Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o the Secretary of the fund at the address on the notice of this meeting. The Secretary may determine not to forward any letter to members of the Board that does not relate to the business of a fund.

     The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the fund's valuation procedures.

     The Independent Trustees Committee reviews the fund's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

     The Policy Administration Committee reviews the implementation of certain of the fund's administration policies and procedures.


     The fund's Agreement and Declaration of Trust provides that the fund will indemnify the Trustees and officers against liabilities and expenses reasonably incurred in connection with any litigation in which they may be involved because of their offices with the fund, unless it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.


     During the fiscal year ended December 31, 2005, the Board of Trustees held 15 meetings. All of the current Trustees and committee members then serving attended at least 75% of the meetings of the Board of Trustees and applicable committees, if any, held during the fiscal year ended December 31, 2005.

     The following table indicates the value of shares that each Trustee or nominee beneficially owned in the fund and Pioneer Funds in the aggregate as of April 30, 2006. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on April 30, 2006. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on April 30, 2006. The dollar ranges in this table are in accordance with SEC requirements.

-------------------------------------------------------------------------------------
                                                            Aggregate Dollar Range
                                                            of Equity Securities in
                                                               All Pioneer Funds
                                       Dollar Range of         Overseen or to be
                                      Equity Securities       Overseen by Trustee
 Name of Trustee or Nominee              in the Fund              or Nominee
-------------------------------------------------------------------------------------
 INTERESTED TRUSTEE or NOMINEE
-------------------------------------------------------------------------------------
 John F. Cogan, Jr.                   $10,001 to $50,000             Over $100,000
-------------------------------------------------------------------------------------
 Osbert M. Hood                                       $0             Over $100,000
-------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEE or NOMINEE
-------------------------------------------------------------------------------------
 David R. Bock                                        $0        $10,001 to $50,000
-------------------------------------------------------------------------------------
 Mary K. Bush                              $1 to $10,000        $10,001 to $50,000
-------------------------------------------------------------------------------------
 Margaret B. W. Graham                     $1 to $10,000        $10,001 to $50,000
-------------------------------------------------------------------------------------
 Thomas J. Perna                                      $0                        $0
-------------------------------------------------------------------------------------
 Marguerite A. Piret                                  $0             Over $100,000
-------------------------------------------------------------------------------------
 Stephen K. West                      $10,001 to $50,000             Over $100,000
-------------------------------------------------------------------------------------
 John Winthrop                                        $0             Over $100,000
-------------------------------------------------------------------------------------

     During the most recent fiscal year ending December 31, 2005, none of the Trustees or any nominee for election as a Trustee of the fund engaged in the purchase or sale of securities of Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or Pioneer Funds Distributor, Inc. ("PFD").

     Material Relationships of the Independent Trustees. For purposes of the statements below:

     o the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

     o an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.

     o a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, the fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.

     As of December 31, 2005, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD.

     During the past five years, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $60,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer or PFD.

     During the past five years, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions, or in any currently proposed transaction, or series of similar transactions, in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "fund related party"):

     o the fund

     o an officer of the fund

     o a related fund

     o an officer of any related fund

     o Pioneer or PFD

     o an officer of Pioneer or PFD

     o any affiliate of Pioneer or PFD

     o an officer of any such affiliate

     During the calendar years 2004 and 2005, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of certain of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer Funds was approximately $208,010 and $173,353 in 2004 and 2005, respectively.

     During the calendar years 2004 and 2005, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

     o Pioneer

     o PFD

     o UniCredito Italiano

     o any other entity in a control relationship with Pioneer or PFD

     None of the fund's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2004 and 2005, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

     o the fund

     o any related fund

     o Pioneer

     o PFD

     o any affiliated person of the fund, Pioneer or PFD

     o UniCredito Italiano

     o any other entity in a control relationship to the fund, Pioneer or PFD

Compliance with Section 16(a) Reporting Requirements

     Section 16(a) of the Exchange Act requires the fund's executive officers, Trustees and person who own more than ten percent of the fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the SEC. Executive officers, Trustees and 10% Shareholders are required by SEC regulations to furnish the fund with copies of all Section 16(a) forms they file. Except as noted below, based solely on a review of the copies of these reports furnished to the fund and representations that no other reports were required to be filed, the fund believes that during the past fiscal year its executive officers, Trustees and 10% Shareholders complied with all applicable
Section 16(a) filing requirements.


     Due to an error by the fund and not the Trustee, Forms 3 for Mr. Bock and Mr. Perna were filed subsequent to the required date for such filings. Forms 4, if any, showing changes in ownership of the fund's securities by such Trustees, were filed in a timely manner.


Other Executive Officers

     In addition to Mr. Cogan and Mr. Hood, who serve as President and Executive Vice President, respectively, of the fund, the following table provides information with respect to the other executive officers of the fund. Each executive officer is elected by the Board of Trustees and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of the fund is 60 State Street, Boston, Massachusetts 02109.




------------------------------------------------------------------------------------------------------------------------------------
 Name (age), and position with the fund                                   Principal occupation(s)
------------------------------------------------------------------------------------------------------------------------------------
 Dorothy E. Bourassa (58)                Secretary of PIM-USA; Senior Vice President -- Legal of Pioneer; and Secretary/Clerk
 Secretary                               of most of PIM-USA's subsidiaries; Secretary of all of the Pioneer Funds since
                                         September 2003 (Assistant Secretary from November 2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
 Christopher P. Harvey (45)              Partner, Wilmer Cutler Pickering Hale and Dorr LLP; and Assistant Secretary of all
 Assistant Secretary                     Pioneer Funds since July 2006.
------------------------------------------------------------------------------------------------------------------------------------
 Christopher J. Kelley (41)              Vice President and Senior Counsel of Pioneer since July 2002; Vice President and
 Assistant Secretary                     Senior Counsel of BISYS Fund Services, Inc. (April 2001 to June 2002); and
                                         Assistant Secretary of all Pioneer Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
 Vincent Nave (61)                       Vice President -- Fund Accounting, Administration and Controllership Services of
 Treasurer                               Pioneer; and Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
 Mark E. Bradley (46)                    Deputy Treasurer of Pioneer since 2004; Treasurer and Senior Vice President, CDC
 Assistant Treasurer                     IXIS Asset Management Services from 2002 to 2003; Assistant Treasurer and Vice
                                         President, MFS Investment Management from 1997 to 2002; and Assistant
                                         Treasurer of all of the Pioneer Funds since November 2004
------------------------------------------------------------------------------------------------------------------------------------
 Luis I. Presutti (41)                   Assistant Vice President -- Fund Accounting, Administration and Controllership
 Assistant Treasurer                     Services of Pioneer; and Assistant Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
 Gary Sullivan (48)                      Fund Accounting Manager -- Fund Accounting, Administration and Controllership
 Assistant Treasurer                     Services of Pioneer; and Assistant Treasurer of all of the Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------------------------------------------
 Katherine Kim Sullivan (32)             Fund Administration Manager -- Fund Accounting, Administration and
 Assistant Treasurer                     Controllership Services since June 2003; Assistant Vice President -- Mutual Fund
                                         Operations of State Street Corporation from June 2002 to June 2003 (formerly
                                         Deutsche Bank Asset Management); Pioneer Fund Accounting, Administration and
                                         Controllership Services (Fund Accounting Manager from August 1999 to May
                                         2002); and Assistant Treasurer of all Pioneer Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
 Terrence J. Cullen (45)                 Chief Compliance Officer of Pioneer and Pioneer Funds since March 2006; Vice
 Chief Compliance Officer                President and Senior Counsel of Pioneer since September 2004; and Senior Vice
                                         President and Counsel, State Street Research & Management Company (February
                                         1998 to September 2004)
------------------------------------------------------------------------------------------------------------------------------------

Compensation of Trustees and Officers

     The following table sets forth certain information with respect to the compensation of each Trustee of the fund for the fiscal year ended December 31, 2005. The amounts paid to the Trustees differ due to (i) membership on or chairing certain committees of the boards of Trustees and (ii) attendance at meetings. The fund does not pay any salary or other compensation to its officers.

------------------------------------------------------------------------------------------------------
                                                    Pension or Retirement         Total Compensation
                                 Aggregate           Benefits Accrued as          from the Fund and
                               Compensation              Part of Fund               Other Pioneer
    Name of Trustee              from Fund                 Expenses                    Funds**
------------------------------------------------------------------------------------------------------
 Interested Trustees:
------------------------------------------------------------------------------------------------------
 John F. Cogan, Jr.*           $   500.00                  $  0.00                  $  34,000.00
------------------------------------------------------------------------------------------------------
 Osbert M. Hood*               $   500.00                     0.00                  $  28,875.00
------------------------------------------------------------------------------------------------------
 Independent Trustees:
------------------------------------------------------------------------------------------------------
 David R. Bock                 $ 1,000.00                     0.00                  $ 124,625.00
------------------------------------------------------------------------------------------------------
 Mary K. Bush                  $ 1,000.00                     0.00                  $ 129,375.00
------------------------------------------------------------------------------------------------------
 Margaret B.W. Graham          $ 1,000.00                     0.00                  $ 129,375.00
------------------------------------------------------------------------------------------------------
 Thomas J. Perna+                  n/a                       n/a                         n/a
------------------------------------------------------------------------------------------------------
 Marguerite A. Piret           $ 1,000.00                     0.00                  $ 143,375.00
------------------------------------------------------------------------------------------------------
 Stephen K. West               $ 1,000.00                     0.00                  $ 102,816.86
------------------------------------------------------------------------------------------------------
 John Winthrop                 $ 1,000.00                     0.00                  $ 124,625.00
------------------------------------------------------------------------------------------------------
 Total                         $ 7,000.00                  $  0.00                  $ 817,066.86
------------------------------------------------------------------------------------------------------

 * Under the management contract, Pioneer reimburses the fund for any Interested Trustees fees paid by the fund.

** There are 89 U.S. registered investment portfolios in the Pioneer Family of Funds.

 + Mr. Perna became a Trustee of the fund on February 7, 2006.

     The Trustees may, but generally do not, attend shareholder meetings. John
F. Cogan, Jr. attended the fund's 2005 annual shareholder meeting.

Investment Adviser and Administrator

     Pioneer, whose executive offices are located at 60 State Street, Boston, Massachusetts 02109, serves as investment adviser and administrator to the fund.

Required Vote


     In accordance with the fund's Agreement and Declaration of Trust, the vote of a plurality of all of the shares of the fund voted at the meeting is sufficient to elect the nominees. This means that the nine nominees receiving the greatest number of votes will be elected to the Board.


Recommendation

     For the reasons set forth above, the Trustees of your fund unanimously recommend that shareholders vote in favor of each of the nominees.

                          SPECIAL SHAREHOLDER MEETING

                          PROPOSALS 3(a) THROUGH 3(f)
                       AMENDMENTS TO INVESTMENT POLICIES

General


     Pioneer and your fund's Board of Trustees recommend that the changes discussed below be made to simplify and modernize certain of your fund's fundamental investment restrictions and to conform them to the restrictions adopted by other Pioneer funds. We are asking you to vote on these changes because the restrictions described below are fundamental and may be changed only with shareholder approval.


     The 1940 Act requires mutual funds to adopt fundamental investment restrictions covering certain types of investment practices. In addition, the 1940 Act permits a fund to designate any other of its policies as fundamental policies, as the fund deems necessary or desirable. The fund is subject to a number of fundamental restrictions that are not required by the 1940 Act or any other current laws or are more prohibitive than required by such laws. Many of the fund's current fundamental investment restrictions can be traced back to federal or state securities law requirements that were in effect when the fund was organized. These restrictions subsequently have been made less restrictive or are no longer applicable to the fund. For example, the National Securities Markets Improvement Act of 1996 ("NSMIA") preempted many investment restrictions formerly imposed by state securities laws and regulations, so those state requirements no longer apply. As a result, the current restrictions unnecessarily limit the investment strategies available to Pioneer in managing the fund's assets. Further, because the fund was originally organized by an investment management organization other than Pioneer, several of its policies and restrictions differ from those of other Pioneer funds in various respects that are not related to the unique investment strategy of the fund. The lack of uniformity of the fund's restrictions with those adopted by other Pioneer Funds has made more difficult the task of tracking compliance with the fund's policies and restrictions using Pioneer's compliance systems.

     Pioneer expects that you will benefit from these proposed changes to the fund's investment restrictions in several ways. The fund would have increased flexibility to respond to new developments and changing trends in the marketplace, making the fund's overall investment flexibility comparable to other similar mutual funds. The proposed changes to the fund's investment restrictions and policies are also designed to produce a clearer and more concise set of restrictions. These revised restrictions parallel the investment restrictions and policies of other Pioneer Funds, which will facilitate Pioneer's compliance efforts. Due to these and other factors, the Board is recommending to the fund's shareholders the approval of certain changes to the fund's investment restrictions. Each current investment restriction, the corresponding proposed restriction or amendment, and the fund's rationale for the change are set forth below.

Proposed Amendments to Investment Restrictions

     The tables below set forth the fund's current fundamental restriction in the left-hand column and the proposed amendment in the right-hand column. A summary of the amended or eliminated restrictions, if approved, will be reflected in the fund's shareholder report. While these proposed amendments are intended to provide Pioneer with greater flexibility in managing the fund's portfolio, should shareholders approve the proposals, the fund would continue to be managed subject to the limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as the investment objective, strategies, and policies expressed in the fund's prospectus and statement of additional information, as amended from time to time. To the extent a proposed policy is designated as non-fundamental, this means that the Trustees may revise it in the future without shareholder approval and without providing prior notice to shareholders. Importantly, Pioneer does not presently intend to alter the way in which it manages the fund, nor does it believe that the proposed changes will, either individually or in the aggregate, materially affect the investment risks associated with the fund.

     Should the fund's shareholders not approve a proposal to amend, eliminate or reclassify a particular fundamental investment restriction, the fund's current fundamental investment restriction, as set forth in the table, would continue to apply unchanged.

Proposal 3(a) -- Restricted Securities

------------------------------------------------------------------------------------------------
                         Current Restriction                                 Proposed Amendment
----------------------------------------------------------------------------------------------
The fund may not invest more than 10% of the value of its total        Eliminate restriction.
assets in debt securities which are not publicly offered, including restricted securities purchased in private placements.
------------------------------------------------------------------------------------------------

     The restriction on investments in securities restricted as to their resale was required to be imposed and to be designated as a fundamental restriction based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. However, as a result of NSMIA, this restriction is no longer required. The amendment is intended to allow the fund the flexibility to invest a larger percentage of its total assets in privately placed or restricted securities in accordance with its investment objective and policies as opportunities arise. Although elimination of this restriction could have the effect of increasing the portion of the fund's assets invested in restricted securities, it is not intended that, under normal circumstances, the fund will invest greater than 15% of the value of its total assets in illiquid securities.

Proposal 3(b) -- Undeveloped or Underdeveloped Countries

------------------------------------------------------------------------------------------------
                          Current Restriction                                Proposed Amendment
------------------------------------------------------------------------------------------------
 The fund does not intend to invest in the securities of               Eliminate restriction.
 undeveloped or underdeveloped countries.
------------------------------------------------------------------------------------------------

     This proposed amendment would allow the fund the ability to invest in emerging markets to enhance the fund's income potential, for diversification purposes, or for other portfolio management purposes. When the fund was organized in 1971, it was less common than it is currently for investment companies having a primarily domestic focus to invest a portion of their assets in foreign issuers, including emerging markets issuers. This flexibility is much more common today and the fund's Trustees have concluded that the fund should have such flexibility. Although elimination of this restriction will allow the fund to invest a greater portion of its assets in emerging markets, it is not intended that, under normal circumstances, the fund will invest greater than 10% of the value of its total assets in the securities of emerging market issuers.

     Investing in emerging markets involves unique risks compared to investing in securities of issuers in the U.S. and other developed countries. These risks are more pronounced to the extent the fund invests in issuers in the lesser developed emerging markets or in one region or country. These risks may include:

     o Less information about emerging market issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices;

     o Many emerging markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable;

     o Adverse effect of currency exchange rates or controls on the value of the fund's investments;

     o The economies of emerging market countries may grow at slower rates than expected or may experience a downturn or recession;

     o Economic, political and social developments may adversely affect securities markets;

     o Emerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation;

     o The fund could experience a loss from settlement and custody practices in some emerging markets; or

     o  Withholding and other non-U.S. taxes may decrease the fund's return.

Proposal 3(c) -- Investments in which a Trustee or Officer is Invested

-------------------------------------------------------------------------------------------------
                          Current Restriction                              Proposed Amendment
-------------------------------------------------------------------------------------------------
The fund may not invest or hold securities of any issuer if, to its    Eliminate restriction.
knowledge, one or more officers or directors of the fund or its investment advisor individually own beneficially more than 1/2 of 1%
of the securities of such issuer, or together own more than 5% of the securities of such issuer.
-------------------------------------------------------------------------------------------------

     The fundamental investment restriction on owning an issuer's security where the fund's officer or trustee also owns a specified portion of that issuer was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and may be eliminated from the fund's fundamental investment restrictions. Furthermore, the 1940 Act and the rules thereunder limit this type of transaction insomuch as it may be deemed a joint transaction with a person affiliated with the fund.

Proposal 3(d) -- Making Loans


------------------------------------------------------------------------------------------------------------------------------------
                          Current Restriction                              Proposed Fundamental Restriction
------------------------------------------------------------------------------------------------------------------------------------
The fund may not make loans, except that the fund may purchase         The fund may not make loans, except that the fund may (i)
debt securities in private placements in an amount up to 10% of the    lend portfolio securities in accordance with the fund's
value of the fund's total assets, purchase repurchase agreements as    investment policies, (ii) enter into repurchase agreements,
outlined in the investment objectives, policies and restrictions,      (iii) purchase all or a portion of any issue of debt
and may make both short-term (nine months or less) and long-term       securities, bank loans or bank loan participation interests,
loansof its portfolio securities to the extent of 40% of the value     bank certificates of deposit, bankers' acceptances,
of the fund's total assets computed at the time of making such         debentures or other securities, whether or not the purchase
loans.                                                                 is made upon the in a credit facility  whereby the fund may directly lend to and borrow money from other affiliated
                                                                       funds to the extent permitted under the 1940 Act or an
                                                                       exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority
                                                                       having jurisdiction.
------------------------------------------------------------------------------------------------------------------------------------



     The proposed change permits the fund to engage in securities lending to the extent permitted by the 1940 Act. The staff of the SEC currently limits loans of a fund's securities to one-third of the fund's total assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents. This proposal would, therefore, result in a change to the fundamental investment restriction of the fund to increase the amount of its total assets available for lending to 33-1/3%. The proposed amendment also would allow the fund to take part in an interfund lending program. While the fund has no current plans to make loans, the fund may seek an exemptive order in the future that would permit it to lend any of its excess cash to any other Pioneer Fund. The intention of such lending arrangements would be to provide greater liquidity to the borrowing fund and a higher rate of return to the lending fund than might be available from other cash management investments. Such an arrangement entails a risk of loss if the borrowing fund were to default on its obligation to the lending fund. As discussed in Proposals 4 and 5, shareholders are also being asked to approve the modification of the calculation of the management fee rate from one based on the fund's "net assets" to one based on its "managed assets". The fund's "managed assets" means the total assets of the fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through
(i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the fund's investment objectives and policies, and/or (iv) any other means. Assuming that the fund engaged in securities lending activities to an extent similar to the securities lending activities of the most similarly managed Pioneer fund, the fund does not anticipate that its securities lending activities would have had a material impact on the overall management fees that would have been paid by the fund to Pioneer as a percentage of the fund's managed assets.


Proposal 3(e) -- Borrowing

------------------------------------------------------------------------------------------------------------------------------------
                          Current Restriction                              Proposed Fundamental Restriction
------------------------------------------------------------------------------------------------------------------------------------
The fund may not borrow money, except from banks for temporary         The fund may not borrow money, except on a temporary basis
purposes, and then not in excess of 5% of the value of its total       and to the extent permitted by applicable law, as amended and
assets, or mortgage, pledge or hypothecate its assets to secure        interpreted or modified from time to time by any regulatory
such borrowing except in an amount not exceeding 15% of the value      authority having jurisdiction.
of its total assets.
------------------------------------------------------------------------------------------------------------------------------------

     Unless further restricted, all investment companies are limited in the amount they may borrow by the 1940 Act. At the present time, the 1940 Act permits a fund to borrow in an amount up to 33-1/3% of the fund's total assets, including the amount borrowed. A fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the fund's total assets. The proposed restriction would permit the fund to borrow to the full extent permitted by the 1940 Act. Therefore, no further Board or shareholder action would be needed to conform the borrowing restriction to future changes in the 1940 Act, and interpretations thereunder, that govern borrowing by mutual funds. The proposed restriction also would provide the fund flexibility to borrow through the issuance of debt securities. This amendment would promote uniformity in the policy on borrowing among the Pioneer Funds and afford the fund the maximum flexibility to borrow money permitted under the 1940 Act if Pioneer determines that such borrowing is in the best interests of the fund and is consistent with both the fund's investment objective and with the requirements of the 1940 Act. The proposal does not reflect a change in the fund's anticipated borrowing activity. To the extent that the fund borrows to purchase securities, the fund may incur risks associated with leverage. The use of leverage may cause the fund's net asset value to be more volatile and increase the risk of loss. See the discussion of the risks of leverage in Proposal 5.

Proposal 3(f) -- Senior Securities

------------------------------------------------------------------------------------------------------------------------------------
                           Current Restriction                             Proposed Fundamental Restriction
------------------------------------------------------------------------------------------------------------------------------------
The fund may not issue senior securities (as defined in the 1940       The fund may not issue senior securities, except as
Act) except insofar as borrowings are permitted in the paragraph       permitted by applicable law, as amended and interpreted or
that sets forth the fund's current borrowing restriction. (See         modified from time to time by any regulatory authority
Proposal 3(e)).                                                        having jurisdiction.
------------------------------------------------------------------------------------------------------------------------------------


     The proposed amendment would allow the fund to issue senior securities to the maximum extent permitted under the 1940 Act and the rules and regulations thereunder, or pursuant to an exemption from the provisions of the 1940 Act or other relief provided to the fund. Senior securities that the fund may issue (or investment techniques that the fund may use that could be construed as the issuance of senior securities) in accordance with the 1940 Act include preferred shares, borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions. At the present time, the 1940 Act permits a closed-end fund to issue senior equity securities (i.e., preferred shares) in an amount of up to 50% of a fund's total assets, less all liabilities and indebtedness for borrowed money. As discussed in Proposal 3(e) above, the 1940 Act, however, limits the amount a fund can borrow (i.e., issue senior debt securities) to no more than 33-1/3% of the fund's total assets, including the amount borrowed. Therefore, the maximum amount of leverage permitted under the 1940 Act is between 33-1/3% and 50% (but in no event more than 50%) of the fund's total assets, depending on the relative amounts borrowed and preferred shares issued. As described in Proposal 5, Pioneer and the fund's Board of Trustees believe that the fund's ability to use leverage through the issuance of senior securities (debt securities and/or preferred shares) may be beneficial to the fund and its shareholders, depending on market conditions and other factors. The use of leverage may cause the fund's net asset value to be more volatile and increase the risk of loss. A detailed discussion on the fund's proposal to utilize leverage through the issuance of preferred shares and the relevant risks are included in Proposal 5. At the present time, the fund does not intend to issue senior securities, other than preferred shares, as noted above, and the Trustees of the fund have not determined that the fund in fact should issue preferred shares. However, it may in the future issue senior securities (or engage in investment techniques described herein that could be construed as the issuance of senior securities) as described above or under circumstances similar to those discussed under Proposal 5 under the heading "Why would the fund want the ability to issue preferred shares?".


Required Vote

     Approval of each of Proposals 3(a) through 3(f) requires the approval of a "majority of the outstanding voting securities" of the fund, which under the 1940 Act, means the affirmative vote of the lesser of (i) 67% or more of the shares of the fund represented at the meeting, if at least 50% of the all outstanding shares of the fund entitled to vote are represented at the meeting, or (ii) 50% or more of the outstanding shares of the fund entitled to vote at the meeting. If the required approval to change any Proposal is not obtained, the current investment restriction will continue in effect.

Trustees' Recommendation

     The Trustees believe that the proposed amendments to the fund's fundamental restrictions will more clearly reflect current regulatory practice and will expand the investment opportunities available to the fund. Accordingly, the Trustees recommend that you approve the proposed changes as described above.

     FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF EACH PROPOSAL TO AMEND THE FUND'S INVESTMENT RESTRICTIONS.

                                  PROPOSAL 4
                 AMENDMENTS TO THE FUND'S MANAGEMENT CONTRACT

Summary

     Pioneer has served as the fund's investment adviser since 1993. Pioneer provides investment management and financial services to the Pioneer Funds and for other institutional accounts. Pioneer, a registered investment adviser under the Investment Advisers Act of 1940, as amended, is an indirect wholly owned subsidiary of UniCredito Italiano, S.p.A. Pioneer is located at 60 State Street, Boston, Massachusetts 02109.

     At a meeting of the Board of Trustees held on March 21, 2006, the Trustees, including all of the Independent Trustees, unanimously approved and voted to recommend that the shareholders of the fund approve, a proposal to adopt certain amendments to the management contract with Pioneer (the contract as so amended, the "proposed management contract"). The fund's existing management contract with Pioneer (the "existing management contract") and the proposed management contract are also referred to below as the "contract" or "contracts."

Modification of the Operating Expense Provision

     Under the existing management contract, dated October 24, 2000, Pioneer pays all expenses not specifically assumed by the fund in the existing management contract where such expenses are incurred by Pioneer or the fund in connection with the management of the affairs of, and the investment and reinvestment of the assets of, the fund. Under the existing management contract, the fund assumes the following expenses: (i) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the Manager or its affiliates, office space and facilities, and personnel compensation, training and benefits; (ii) the charges and expenses of auditors; (iii) the charges and expenses of any administrator, custodian, transfer agent, plan agent, dividend disbursing agent, registrar or other agent appointed by the Trust; (iv) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Trust to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Trust and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (vii) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the Trustees; (ix) any fees paid by the Trust in accordance with Rule 12b-1 promulgated by the Commission pursuant to the 1940 Act; (x) compensation of those Trustees of the Trust who are not affiliated with, or "interested persons" of, the Manager, the Trust (other than as Trustees), Pioneer Investment Management USA Inc. or Pioneer Funds Distributor, Inc.; (xi) the cost of preparing and printing share certificates; (xii) interest on borrowed money, if any; and (xiii) the fees and other expenses of listing the fund's shares on the New York Stock Exchange or any other national stock exchange.

     The proposed management contract would maintain the same basic arrangement with respect to the fund's expenses. However, a new category of expenses assumed by the fund would be added. This category would include any other expense that the fund, Pioneer or any other agent of the fund may incur (A) as a result of a change in the law or regulations, (B) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (C) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund.


     The intention of this additional category is to allow the Board of Trustees to allocate to the fund any expenses that may be incurred, which were intended by the parties to be borne appropriately by the fund and not by Pioneer, that arise out of circumstances as described therein. All expenses that arise under the additional category would be subject to approval by the Board of Trustees, including the Independent Trustees. The Board has previously approved with respect to other Pioneer Funds management contracts containing these provisions, and the proposed amendment would make the expense provision uniform with such other Pioneer Funds' management contracts. This provision may in the future result in the fund incurring additional expenses, which could adversely affect the fund's performance.

     The aggregate amount of the management fee that the fund paid to Pioneer during the fiscal year ended December 31, 2005 was $525,251. If the amendment to the operating expense provision had been in effect during 2005, the fund would not have assumed any additional expenses during this period. In addition, the fund does not currently anticipate that it will be charged any additional expenses as a result of the modified expense provision.

Modification of Calculation of Management Fees to the Extent Preferred Shares are Issued

     In connection with Proposal 3(f) and Proposal 5, which, if approved, would permit the fund to issue preferred shares, shareholders are requested to approve a corresponding amendment to the fund's management contract to include any preferred shares issued by the fund in the calculation of the management fee rate payable to Pioneer. The proposed modification would change the asset base used for calculating the fund's management fee rate from the fund's "net asset value" to its "managed assets." The proposal would not change the management fee rate and or applicable breakpoints, but would change how such rate is calculated to include the effect of leveraging the fund. The intent of this change is to reflect the entire asset base that would be managed by Pioneer for purposes of calculating the management fees, to the extent the fund issues preferred shares. If preferred shares are not issued, the amendment will not result in any change to the fund's management fee. If preferred shares are issued, the effective management fee incurred by the common shares would increase even though the fee rate would remain the same. Consequently, the fund and Pioneer may have differing interests in determining whether to leverage the fund's assets.


     For its services under the current management contract, Pioneer is entitled to receive a monthly management fee at an annual rate equal to 0.625% of the fund's average daily net assets up $50 million and 0.50% of average daily net assets in excess of $50 million. Under the current management contract, the management fee is calculated by multiplying the specified annual percentage rate by a base amount equal to the fund's average daily net assets. The fund's net assets consist of its total assets minus its liabilities. If this Proposal is approved, the management fee would be calculated by multiplying the specified annual percentage rate by an amount equal to the fund's average daily "managed assets." "Managed assets" means the total assets of the fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the fund's investment objectives and policies, and/or (iv) any other means. The liquidation preference of the preferred shares would not be considered a liability for these purposes. Consequently, if the fund issues preferred shares and does not borrow, managed assets would generally be approximately equal to the fund's net assets attributable to common shares plus the aggregate amount of assets representing the liquidation preference of any outstanding preferred shares. The specified annual percentage rates would be unchanged from the current management contract, but the dollar amount of fees payable will be higher to the extent that a fund engages in leverage. The proposed change to the management fee structure may provide Pioneer with an incentive to increase the managed assets upon which it is compensated by leveraging the fund.

     The aggregate amount of the management fee that the fund paid to Pioneer during the fiscal year ended December 31, 2005 was $525,251. If the amendment had been in effect during 2005 and the fund had issued preferred shares on January 1, 2005 with a liquidation preference equal to 33-1/3% of the fund's total assets, the aggregate amount of the management fee during the fiscal year ended December 31, 2005 would have been $744,463. This represents an increase of 41.7% in the aggregate amount of management fees that would have been paid by the fund's common shareholders due to the issuance of preferred shares. In addition, the estimated costs and expenses of issuing and maintaining preferred shares would have been $935,000 during this period. Dividends on preferred shares are estimated to be approximately $2,312,500.


     The following table shows the fund's expenses expressed as a percentage of average assets attributable to common shares: (i) based on actual expenses incurred during the fiscal year ended December 31, 2005 under the current management contract; and (ii) on a pro-forma basis as if the amendment had been in effect during 2005 and the fund had issued preferred shares with a liquidation preference equal to 33-1/3% of the fund's total assets. If the proposal is approved, the fund's actual annual expenses may be substantially higher or lower than the estimated amount.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Pro Forma Expenses
           Annual Expenses                         Actual Expenses                             (based on net assets)
    (as a percentage of net assets              (based on net assets)                  (assumes preferred shares are issued)
    attributable to common stock)      (for the year ended December 31, 2005)          (for the year ended December 31, 2005)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Management Fees                                         0.57%                                           0.82%
------------------------------------------------------------------------------------------------------------------------------------
 Other Expenses                                          0.24%                                           0.50%
------------------------------------------------------------------------------------------------------------------------------------
 Total Annual Expenses                                   0.81%                                           1.32%
------------------------------------------------------------------------------------------------------------------------------------
 Dividends on Preferred Shares                           0.00%                                           2.50%
------------------------------------------------------------------------------------------------------------------------------------
 Total Annual Expenses and Dividends
 on Preferred Shares                                     0.81%                                           3.82%
------------------------------------------------------------------------------------------------------------------------------------

     The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. As a result, the management fees in the pro forma expense column are computed based on the fund's "managed assets" assuming the issuance of preferred shares, which fees have been converted to reflect the amount as a percentage of the fund's "net assets" for purposes of the fee table.

     EXAMPLE: The following table shows the expenses a common shareholder of the fund would pay on an investment of $1,000, assuming a 5% annual return and redemption at the end of each period, on an actual basis and on a pro forma basis (including the expense of dividends paid on preferred shares) as if the amendment had been in effect during 2005 and the fund had issued preferred shares with a liquidation preference equal to 33-1/3% of the fund's total assets. This example should not be considered a representation of future return or expenses. Actual returns or expenses may be greater or less than those shown.



-----------------------------------------------------------------------------------------------
                                                                    Pro Forma
                              Actual                           (based on net assets)
Period                 (based on net assets)           (assumes preferred shares are issued)
-----------------------------------------------------------------------------------------------
 1 year                        $8                                      $47
-----------------------------------------------------------------------------------------------
 3 years                      $26                                     $118
-----------------------------------------------------------------------------------------------
 5 years                      $45                                     $184
-----------------------------------------------------------------------------------------------
 10 years                    $100                                     $326
-----------------------------------------------------------------------------------------------


     The proposed modification of the calculation of the management fees is contingent on shareholder approval of Proposal 3(f) and Proposal 5. If shareholders of the fund do not approve both Proposals 3(f) and Proposal 5, there will be no change in the contract with respect to the calculation of the asset base on which the management fee is applied, nor would this change have any practical effect unless the fund were to issue preferred shares.

Other Material Terms of the Contracts


     The following summary of the contracts is qualified by reference to the form of proposed management contract attached to this proxy statement as Exhibit
B. Information regarding Pioneer, its principal executive officers and directors, its investment company clients, and brokerage policy is included as Exhibit A to this proxy statement.


     Management services. The management services to be provided by Pioneer to the fund under the proposed management contract are identical to those provided by Pioneer under the fund's existing management contract. Pursuant to the terms of the existing management contract, Pioneer serves as investment adviser to the fund and is responsible for the overall management of the fund's business affairs subject only to the authority of the Board of Trustees. Pioneer is authorized to buy and sell securities for the account of the fund and to designate brokers to carry out such transactions. Pioneer may not make any purchase the cost of which exceeds the fund's available liquid assets and may not make any purchase which would violate any fundamental policy or restriction in the fund's prospectus or statement of additional information as in effect from time to time.

     Management fees. For its services under the current management contract, dated October 24, 2000, Pioneer is entitled to receive a monthly management fee at an annual rate equal to 0.625% of the fund's average daily net assets up $50 million and 0.50% of average daily net assets in excess of $50 million. The existing management contract was most recently submitted to shareholders for approval on September 11, 2000 in connection with the acquisition of the former parent of Pioneer, The Pioneer Group, Inc. by UniCredito Italiano, S.p.A. The aggregate amount of the management fee that the fund paid to Pioneer during the most fiscal year ended December 31, 2005 was $525,251.

     Standard of care. Under the existing and proposed management contracts, Pioneer "will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of Pioneer. . .. ." Pioneer, however, shall not be protected against liability by reason of its "willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under" either the existing or proposed management contract.


     Pioneer's authority. The existing and proposed management contracts provide that Pioneer shall have full discretion to act for the fund in connection with the purchase and sale of portfolio securities subject only to the Agreement and Declaration of Trust, by-laws, currently effective registrations under the 1940 Act and the Securities Act of 1933, as amended, investment objective, policies and restrictions of the fund in effect from time to time, and specific policies and instructions established from time to time by the Trustees.

     Portfolio trading. The existing and proposed management contracts expressly permit Pioneer to engage in portfolio trading. A detailed description of Pioneer's current portfolio brokerage practices is included as Exhibit A to this proxy statement.


     Expense limitation. The existing and proposed management contracts provide that Pioneer may from time to time agree not to impose all or a portion of its fee or otherwise take action to reduce expenses of the fund. Except as may otherwise be agreed to by Pioneer, any such fee limitation or expense reduction is voluntary and may be discontinued or modified by Pioneer at any time. The existing and proposed management contracts for the fund also contain a provision which limits the fund's operating expenses to the highest limit set by state securities law. The proposed management contract for the fund will be revised to eliminate this provision because it is no longer necessary under federal securities laws.


     Other provisions. The proposed management contract will be amended to expressly permit Pioneer to delegate its investment advisory duties to a subadviser. Any use of subadvisers would be subject to approval by the fund's Independent Trustees. Depending on the circumstances at the time, Pioneer's appointment of subadvisers may be pursuant to the terms of an exemptive order or any applicable rule that may be promulgated in the future by the SEC and/or may require the vote of the fund's shareholders. Pioneer, and not the fund, would be responsible for paying any subadvisory fees. The existing and proposed management contracts for the fund contain a provision which prohibits the fund from using the name "Pioneer" in the event Pioneer or any of its affiliates cease to act as the investment adviser of the fund.


     Each existing and proposed management contract includes provisions that provide that: (i) the law of The Commonwealth of Massachusetts shall be the governing law of the contract; (ii) Pioneer is an independent contractor and not an employee of the fund; (iii) the contract is the entire agreement between the parties with respect to the matters described therein; (iv) the contract may be executed using counterpart signature pages; and (v) invalid or unenforceable provisions of the contract are severable and do not render the entire agreement invalid or unenforceable.

Miscellaneous


     If approved by shareholders, the fund's proposed management contract will become effective on October 1, 2006 (or if approved after that date, on the first day of the first month following the approval date), and will continue until December 31, 2006 and from year to year thereafter subject to annual approval by the Board of Trustees in the same manner as the existing management contract. The fund's proposed management contract terminates if assigned (as defined in the 1940 Act) and may be terminated without penalty by either party, by vote of its board or by a vote of a majority of the outstanding voting securities of the fund and upon 60 days' written notice.


Additional Information Pertaining to Pioneer


     Similar funds. Pioneer serves as the investment adviser to each Pioneer Fund. The following table identifies other Pioneer Funds that have similar investment objectives to the fund and provides other information regarding the similar funds.



------------------------------------------------------------------------------------------------------------------------------------
                                                                     Contractual Management
                                                                            Fee Rate
                                              Net Assets              (as a percentage of                    Expense Limit on
 Pioneer Fund                               as of 12/31/05          average daily net assets)              Total Annual Expenses
------------------------------------------------------------------------------------------------------------------------------------
 Pioneer Bond Fund                           $888,768,264                    0.50%                        1.00% (Class A Shares)
------------------------------------------------------------------------------------------------------------------------------------
 Pioneer Bond VCT Portfolio                   $33,331,612                    0.50%                        0.62% (Class I Shares)
------------------------------------------------------------------------------------------------------------------------------------
 Pioneer Core Bond VCT Portfolio               $994,356                      0.50%                        0.85% (Class II Shares)
------------------------------------------------------------------------------------------------------------------------------------



     Additional information concerning the management, ownership structure, affiliations, brokerage policies and certain other matters pertaining to Pioneer is included as Exhibit A to this proxy statement.



Factors Considered by the Trustees in Approving the Contracts

     The 1940 Act requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees") vote separately annually to approve the fund's management contract. The Trustees have determined that the terms of the existing and proposed management contracts are fair and reasonable and that renewal of the contract will enable the fund to receive quality investment advisory services at a cost deemed reasonable and in the best interests of the fund and its shareholders. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the fund.

     Throughout the year, the Independent Trustees regularly met in executive session separately from the Interested Trustees of the fund and any officer of Pioneer or its affiliates. While the Trustees, including the Independent Trustees, act on all major matters relating to the fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the fund or Pioneer to the extent requested by the members of the committee.

     In evaluating the contracts, the Trustees conducted a review that was specifically focused upon the renewal of the existing management contract, and relied upon their knowledge, resulting from their meetings throughout the year, of Pioneer, its services and the fund. At a meeting held on March 21, 2006, the Trustees separately considered the amendments to the existing management contract which are the subject of this proposal.

     Both in meetings specifically dedicated to renewal of the existing management contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to Pioneer's investment and management services under the contract. These materials included (i) information on the investment performance of the fund, a peer group of funds and an index, in each case selected by the Independent Trustees for this purpose, (ii) the general investment outlook in the markets in which the fund invests, (iii) the procedures employed to determine the value of each of the fund's assets, (iv) Pioneer's management of the relationships with the fund's unaffiliated service providers, (v) the record of compliance with the fund's investment policies and restrictions and with the fund's Code of Ethics and the structure and responsibilities of Pioneer's compliance department, (vi) the nature, cost and character of non-investment management services provided by Pioneer and its affiliates, (vii) the disclosures included in the fund's prospectuses and reports to shareholders and (viii) the discount or premium of the market price of the fund's common stock relative to its net asset value and measures that are or could be taken to address any discount.

     Specifically in connection with the Independent Trustees' review of the contracts, the Independent Trustees requested and Pioneer provided additional information in order to evaluate the quality of Pioneer's services and the reasonableness of the fee under the contracts. Among other items, this information included data or analyses of (1) investment performance for one, three, five and ten periods for the fund and a peer group selected by the Independent Trustees for this purpose, (2) management fees incurred by a peer group of funds selected by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of Pioneer, (4) expense ratios for the fund and a peer group of funds selected by the Independent Trustees for this purpose, (5) the overall organization of Pioneer, (6) Pioneer's financial results and condition, including its and certain of its affiliates profitability from services performed for the fund, (7) transfer agency fees and administrative reimbursements paid to Pioneer or its affiliates,
(8) investment management staffing, and (9) operating expenses paid to third parties.

     The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the fund's existing management contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

     A. Ancillary Benefits to Shareholders. The Trustees considered the benefits to shareholders of investing in a closed-end fund that is part of an established group of open and closed-end funds. The Trustees also noted that the relationship of market price relative to the fund's net assets was comparable relative to other closed-end funds with similar investment approaches.

     B. Compliance and Investment Performance. The Trustees determined that Pioneer had policies and systems reasonably designed to achieve compliance with the fund's investment objectives and regulatory requirements. The Trustees also reviewed the fund's investment performance based upon total return and yield, as well as the fund's performance compared to both the performance of a peer group and an index, in each case selected by the Independent Trustees for this purpose. The fund's performance, based upon total return, was in the second quintile of the peer group for the 12 months ended June 30, 2005, the fifth quintile of the peer group for the three years ended June 30, 2005, the fifth quintile for the five years ended June 30, 2005, and the fifth quintile for the ten year period ended June 30, 2005. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the fund's shareholders. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also considered the yield (gross of expenses) to fund shareholders relative to the yield (as of June 2005) of the Lehman Aggregate Bond Index. The Trustees concluded that the recent performance of the fund supported the continuation of the existing management contract and the approval of the proposed management contract.

     C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the fund and the fund's investment objective and discipline. The Independent Trustees also engaged in discussions with senior management of Pioneer responsible for investment operations and the senior management of Pioneer's fixed income group. Among other things, the Trustees considered the number, education and experience of Pioneer's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the fund invests. The Trustees concluded that Pioneer had the quality and depth of personnel and the well-developed methods essential to performing its duties under both the existing management contract and proposed management contract.

     D. Nature and Quality of Other Services. The Trustees considered the nature, quality, cost and extent of other services provided to shareholders of the fund, including administrative and shareholder services performed by Pioneer under the existing management contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of Pioneer's out-of-pocket costs and expenses, including overhead, for certain administrative services that Pioneer is not required to provide under the contracts. The Trustees also considered the nature and extent of the other services provided by Pioneer's affiliates under other contracts and its supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality, cost and extent of such services are satisfactory and reliable and serve the shareholders of the fund well.

     E. Management Fee and Expenses. The Trustees considered Pioneer's management fee under the existing management contract relative to the management fees charged by a peer group of funds selected by the Independent Trustees for this purpose using data provided by an independent third party. The fund's management fee for the 12 months ended June 30, 2005 was in the third quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees determined that the fee under both the existing and proposed management contracts was reasonable and fair in light of both the overall nature and quality of services provided by Pioneer and the fees charged by the funds in the peer group. The Trustees also considered the fund's expense ratio and expense ratios of a peer group of funds selected by the Independent Trustees for this purpose. The fund's expense ratio for the 12 months ended June 30, 2005 was in the third quintile of the applicable peer group for the most recent fiscal year of the peer group for the comparable period. The Trustees concluded that the fund's overall expense ratio was reasonable compared to that of comparable funds.

     F. Profitability. The Trustees considered the level of Pioneer's profits with respect to the management of the Pioneer Funds, including details with respect to the fund. This consideration included a review of Pioneer's methodology in allocating certain of its costs to the management of the fund. The Trustees also considered the financial results realized by Pioneer in connection with the operation of the fund. They further considered the profits realized by Pioneer and its affiliates from non-fund businesses that may benefit from or be related to the fund's business. The Trustees considered Pioneer's profit margins in comparison with the limited available industry data. The Trustees concluded that Pioneer's profits from management of the Pioneer Funds, including the financial results derived from the fund, bear a reasonable relationship to the services rendered and are fair for the management of the fund.

     G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the fund, whether the fund had appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. Since the fund is a closed-end fund and its size is relatively stable at the level of assets that were anticipated when the management fee was initially set, the Trustees concluded that additional steps to address economies of scale were not a relevant consideration.

     H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the fund, other than under the existing and proposed management contracts, for services provided by Pioneer and its affiliates, including fees for services such as shareholder services. The Trustees further considered the revenues and profitability of Pioneer's businesses other than the fund business, including Pioneer's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to Pioneer and its affiliates by virtue of its relationship with the fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to Pioneer were reasonable in the context of the overall relationship between Pioneer and the fund.

     I. Consideration of Amendments Constituting the Proposed Management Contract. As noted above, at a meeting held on March 21, 2006, the Board of Trustees considered, in connection with Proposals 3(f), 4 and 5, the corresponding amendments to the fund's existing management contract that comprise the proposed management contract. The Trustees considered these changes necessary and appropriate: 1) to conform the expense related provisions to those of other Pioneer Funds; and 2) to properly address the calculation of the fund's advisory fee, should the fund in the future issue preferred shares.

     The Trustees also noted that any issuance of preferred shares would require further specific Board approval before the preferred shares related amendments would have any effect, but that making these conforming changes at this time in connection with the fund's already scheduled shareholder meetings was appropriate.

     Conclusions. The Trustees, in light of Pioneer's overall performance, considered it appropriate to continue to retain the management services of Pioneer. Based on their evaluation of all material factors deemed relevant and the advice of independent counsel, the Trustees concluded that the Management Contract with the fund is fair and reasonable and voted to approve the continuation of the Management Contract for another year.

Required Vote

     Approval of Proposal 4 requires the approval of a "majority of the outstanding voting securities" of the fund, which under the 1940 Act, means the affirmative vote of the lesser of (i) 67% or more of the shares of the fund represented at the meeting, if at least 50% of the all outstanding shares of the fund entitled to vote are represented at the meeting, or (ii) 50% or more of the outstanding shares of the fund entitled to vote at the meeting. If the required approval for Proposal 4 is not obtained, the current management contract will continue with respect to the operating expense provision and the provision relating to the asset base on which the fund's management fee is calculated.



     If the required approval for Proposal 4 is obtained, the new management contract will go into effect on October 1, 2006; provided, however, that the modification to the contract with respect to the calculation of the asset base on which the management fee is applied would take effect only if the required approvals for Proposal 3(f), Proposal 4 and Proposal 5 are obtained.


Trustees' Recommendation

     FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSAL TO AMEND THE FUND'S MANAGEMENT CONTRACT. AT THE MEETING HELD ON MARCH 21, 2006, THE TRUSTEES SEPARATELY APPROVED THE PROPOSED MANAGEMENT CONTRACT AND CONCLUDED THAT THE PROPOSED AMENDMENTS WERE FAIR AND REASONABLE.


                                   PROPOSAL 5
                       AUTHORIZATION TO AMEND AND RESTATE
                  THE FUND'S AGREEMENT AND DECLARATION OF TRUST
                  TO AUTHORIZE THE ISSUANCE OF PREFERRED SHARES


General


     The Trustees recommend that shareholders approve an Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") containing amendments that would permit the fund to issue senior securities, including preferred shares, to the maximum extent permitted by the 1940 Act. Although the Trustees have not as of the date of this proxy statement determined that the fund should in fact issue preferred shares, this Proposal is intended to permit the fund to issue senior securities in the future without seeking further shareholder approval. The Trustees have determined that, depending on the market conditions and other factors, it may be beneficial to the fund to leverage the fund through the issuance of senior securities, including one or more classes of preferred shares. Therefore, shareholders should anticipate that the fund will issue preferred shares if the Proposal is approved. It is therefore important for shareholders to understand what the issuance of preferred shares would mean for the fund and for them. For that reason, a description of senior securities generally and preferred shares specifically, including a discussion of the risks associated with the issuance of preferred shares, precedes a description of the specific amendment to the fund's investment restrictions and Declaration of Trust being proposed. If the fund issues preferred shares, the costs of offering and servicing the preferred shares will be borne by the holders of the fund's common shares and not by the holders of the fund's preferred shares. In addition, holders of the fund's common shares pay management fees whereas the holders of the fund's preferred shares would not.


What is a senior security and a preferred share?

     A senior security is one that has priority over a company's common shares in payment of dividends or interest and distribution of the company's assets in the event the company is liquidated. A senior security may be an equity security or a debt security. Preferred shares are equity securities that are senior to a company's common shares. Notes, bonds and debentures are debt securities that are senior to a company's preferred shares and common shares. The fund currently does not have the ability to issue senior securities except to a limited degree in connection with temporary borrowing. As discussed in Proposal 3(e) and Proposal 3(f), shareholders are being asked in this proxy statement to approve amendments to the fund's investment restrictions to permit (i) borrowing through the issuance of debt obligations and (ii) the issuance of senior securities, such as preferred shares, each to the extent permitted under the 1940 Act.

Why would the fund want the ability to issue preferred shares?

     The issuance of a second class of fund securities -- whether in the form of debt or equity securities -- could be an attractive strategy to increase the fund's return. The Trustees believe that the holders of the fund's common shares have the potential to benefit in the long term if the fund were to issue senior securities. Over time, the earnings to the fund from the portfolio securities purchased with the proceeds of an offering of senior securities may be greater than both (i) the cost of offering the senior securities and the operating expenses of the senior securities and (ii) dividends that must be paid to holders of senior equity or interest that must be paid to holders of senior debt. The excess earnings, if any, would benefit the holders of common shares in the form of increased distributions of income and/or capital gain. An offering of senior securities should not, by itself, dilute a fund's net assets attributable to the common shareholders. However, the net assets attributable to a fund's common shares would be reduced if the fund loses money or the return on the additional assets is less than the full cost of leverage. Increasing the fund's asset size through the use of leverage involves risks, particularly if the return on the additional assets is less than Pioneer expects. See "Risks of Leverage."


     If shareholders approve Proposal 5, the fund would have the flexibility to add leverage by issuing preferred shares. This flexibility can be important because the amount of the dividends or interest that must be paid to the holders of the different types of senior securities depends significantly on current economic conditions, such as the prevailing interest rate environment, and anticipated future economic trends. Depending upon those conditions and future trends, the amount of dividends that would need to be paid to the holders of the senior equity may be higher or lower than the amount of interest that would need to be paid to the holders of the senior debt. The amount and rate at which the dividends or interest must be paid to the senior security holders is effectively the cost to the fund of maintaining the leverage. The lower this cost, the greater the likelihood that the earnings generated by the portfolio securities purchased with the proceeds of the offering of senior securities would exceed that cost and the greater the likelihood that the holders of the fund's common shares will benefit from the issuance of the senior securities. Conversely, the greater the cost, the less the likelihood that the earnings generated by the portfolio securities purchased with the proceeds of the offering of securities would exceed the costs and the less the likelihood that the holders of the fund's common shares will benefit from the issuance of preferred shares.


     Pioneer believes that the issuance of preferred shares may be beneficial to the holders of the fund's common shares under appropriate market conditions and in light of other factors related to an offering. Pioneer further believes that, depending on the circumstances, it may be more beneficial to the holders of the fund's common shares if leverage were employed by issuing preferred shares, rather than debt securities for the following reasons:

     o The effective interest or dividend costs to the fund under current market conditions are likely to be lower if the fund issued preferred shares compared to borrowing (i.e., issuing senior debt). Historically, preferred shares issued by investment companies yield a dividend at a moderate premium above the prevailing rate on commercial paper. Borrowing from a bank, insurance company or other institutional lender is likely to bear interest at a higher rate. While initial offering expenses associated with an offering of preferred shares are likely to be higher than the transaction costs associated with a similar amount of borrowing, the adviser believes that preferred shares may offer a significant long-term cost advantage to the fund, which advantage would accrue to the holders of the common shares.

     o Pioneer has significant experience in managing closed-end funds leveraged through the issuance of preferred shares.

     o Preferred shares offer a longer-term form of financing than borrowing. Preferred shares would remain outstanding unless redeemed by a fund at its option or because the fund failed to satisfy asset coverage requirements imposed by the 1940 Act or a rating agency rating any preferred shares. However, any borrowing would have a short to medium term maturity (perhaps with the ability to roll the borrowing over under a renewed facility) and more extensive provisions permitting the lender to require early repayment. Consequently, the fund would be more likely to be required to repay the principal on any indebtedness at a much earlier date than the fund would need to redeem the preferred shares. Any retirement of indebtedness could require the fund to liquidate portfolio positions at a time that may not be advantageous and incur related transaction costs.


If this Proposal is approved, will the fund issue preferred shares?

     If shareholders approve this Proposal, the Trustees will be authorized to issue a class of preferred shares for the fund in the future without seeking further shareholder approval. As of the date of this proxy statement, the Trustees have not determined that the fund should issue preferred shares. Before the Trustees would act to issue preferred shares, they would consider a variety of factors including, but not limited to, an analysis of the then current conditions in the equity and debt markets and the potential benefits to the common shareholders of issuing preferred shares and the associated risks, whether there was interest among institutional investors for the fund's preferred shares, and whether there were sufficient securities meeting the fund's investment criteria available for purchase with the proceeds of the offering.

     It is anticipated that if the Proposal is approved, Pioneer will further evaluate the issuance of preferred shares by the fund to determine whether such issuance would be in the best interest of the fund. For this reason, it is important for shareholders of the fund to understand that their approval of this Proposal may result in a recommendation by Pioneer that the fund issue preferred shares. Accordingly, this proxy statement includes a description of preferred shares and the associated risks to the common shareholders of offering preferred shares. There can be no assurance, however, that the Trustees would authorize the fund to issue preferred shares, and if offered, whether the proceeds of the offering and the change to the fund's capital structure would be sufficient to provide the benefits of leverage to the holders of the common shares either immediately after the offering or at some future time.

Additional Information About Preferred Shares

     If this Proposal is approved, the fund would be authorized to issue preferred shares to increase its assets available for investment to the maximum extent permitted by the 1940 Act. Pioneer anticipates that the fund would not issue preferred shares with an aggregate liquidation preference exceeding 33-1/3% of the fund's total assets immediately after such issuance. Pioneer also anticipates that the fund would issue auction rate preferred shares. Auction rate preferred shares are a type of preferred shares where the dividend rate payable by a fund is determined by an auction conducted prior to the start of each dividend period. The costs associated with issuing auction rate preferred shares would be higher because the fund bears the expense of conducting the auctions. However, Pioneer believes that the auction process would result in a lower dividend rate for the preferred shares than if the rate were set by the fund, as is the case with non-auction rate preferred shares. Pioneer believes that the holders of the common shares would benefit from the issuance of auction rate preferred shares because it believes the benefits of the lower dividend rate will normally outweigh the costs associated with holding the auction. The fund generally would not issue preferred shares or debt securities unless Pioneer expected that the fund would achieve a greater return on such borrowed funds than the additional costs the fund would incur as a result of the borrowing.

     The fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of the fund's portfolio holdings.

     If the Trustees approve the issuance of preferred shares, they will determine the terms of the securities including voting powers, preferences or other rights and the timing and the terms of the offering without further shareholder approval, but subject to applicable law and the fund's Declaration of Trust and by-laws. Senior securities, such as preferred shares, have certain dividend and liquidation rights that are different from those of common shares. Also, the 1940 Act imposes requirements that control the extent to which a fund can use leverage and grants special voting rights to a fund's holders of senior securities.

     Dividend and liquidation rights. The fund's preferred shares will have the right to the payment of dividends before dividends can be paid on the fund's common shares. If the dividends that must be paid on the preferred shares exceed the net return of the fund's portfolio attributable to the assets acquired with the proceeds of the offering, there will be a lower rate of return to the holders of the common shares. In that case, there might even be a return of capital.

     In the event of any liquidation, dissolution or winding up of the fund, the holders of preferred shares are entitled to receive a final distribution of the fund's assets after creditors are satisfied and before any distribution is paid to the holders of the common shares. Unless and until payment in full has been made to holders of senior securities of the liquidation distributions to which they are entitled, no distributions will be made to holders of the common shares.

     Asset coverage requirements and voting rights. After a fund issues preferred shares, the fund must comply with the asset coverage requirements under the 1940 Act. This means that the value of the fund's total assets, less all liabilities and indebtedness for borrowed money, must be a certain percentage of the liquidation value of the senior securities outstanding. If the fund fails to meet an asset coverage test, the fund may not, until the fund complies with the test: (i) pay any dividends to the holders of the fund's common shares (except for dividends paid in additional common shares) or (ii) repurchase the fund's common shares. Senior securities issued by investment companies also have special voting rights.

     The table below shows the asset coverage requirements and different voting rights that must apply to senior equity such as preferred shares under the 1940 Act in contrast to the requirements and rights applicable to debt securities.

------------------------------------------------------------------------------------------------------------------------------------
                                                            Senior Securities
------------------------------------------------------------------------------------------------------------------------------------
                                         Equity                                              Debt
------------------------------------------------------------------------------------------------------------------------------------
 Asset Coverage   The value of the fund's total assets, less all          The value of the fund's total assets, less all
                  liabilities and indebtedness for borrowed               liabilities and indebtedness for borrowed
                  money, must be 200% of the liquidation value            money, must be 300% of the liquidation value
                  of the senior equity outstanding:                       of the senior debt outstanding:
                  - immediately after the senior equity is issued;        - immediately after the senior debt is issued;
                  - before any dividend is paid to any common             - before any dividend is paid to any common
                    shareholders (other than a dividend paid in             shareholders (other than a dividend paid in
                    additional shares); and                                 additional shares); and
                  - before the fund repurchases outstanding               - before the fund repurchases outstanding
                    common shares.                                          common shares.
------------------------------------------------------------------------------------------------------------------------------------
Voting Rights     Voting as a separate class, preferred                   Unlike senior equity, the fund may choose to
                  shareholders are entitled to elect two trustees.        be governed by either of the following
                  If dividends on senior equity remain unpaid in          provisions, the first of which gives senior debt
                  an amount equal to two full years' dividends,           holders a limited right to elect trustees.
                  then voting as a separate class, preferred
                  shareholders are entitled to elect additional           Voting as a separate class, senior debt holders
                  trustees, who, together with the two trustees           are entitled to elect a majority of the trustees
                  originally elected by the class, will constitute a      if the fund fails a 100% asset coverage test
                  majority of the trustees and are entitled to            on the last business day of each of 12
                  continue to be so represented until all                 consecutive calendar months. This voting right
                  dividends in arrears shall have been paid or            continues until asset coverage equals 110%
                  otherwise provided for.                                 for three consecutive calendar months.

                  Voting as a separate class, preferred                   If, on the last business day of each of 24
                  shareholders are entitled to vote on any                consecutive calendar months, the senior debt
                  reorganization that adversely affects the senior        has an asset coverage of less than 100%, the
                  equity class.                                           fund is considered to have defaulted on its
                                                                          obligations with respect to the senior debt.
                  Voting as a separate class, preferred
                  shareholders are entitled to vote on changes
                  to the fund's fundamental policies and
                  restrictions.
------------------------------------------------------------------------------------------------------------------------------------


Conflicting Interests of Common and Preferred Shareholders


     As described above, holders of preferred shares have certain voting rights that are required under the 1940 Act. If preferred shares are issued, the fund's common shareholders may be precluded from approving certain matters for which a vote of preferred shares is also required. As an example, included in the voting rights of preferred shares is the right of the holders of preferred shares to vote as a class on changes to the fund's fundamental policies and restrictions. If the fund were to present a proposal to convert the fund to an open-end management investment company, the proposal would require the vote of the holders of the preferred shares and the holders of the common shares voting separately because the fund's status as a closed-end fund is a fundamental policy that cannot be changed without shareholder approval. However, the interests of the holders of preferred shares and the interests of the holders of the common shares in considering such a proposal may be different and the holders of the preferred shares might vote as a class against the proposal. In this event, the proposal would not be approved and the fund would not convert to an open-end fund. If at any time in the future the Trustees consider whether to approve the issuance of preferred shares, the Trustees will consider what, if any, additional voting rights should be granted to the holders of the preferred shares.

     Rating agency guidelines and limitations on borrowing. To enhance the marketability of any senior securities, the fund may request that a nationally recognized statistical rating organization, such as Standard & Poor's Ratings Group or Moody's Investors' Service, Inc., rate the securities. If a rating agency agrees to assign a rating to the senior securities, the rating agency will require the fund to meet certain guidelines to ensure, as far as possible, that the fund will meet the 1940 Act's asset coverage test and be able to pay the agreed upon dividends to the holders of the senior equity or interest to the holders of senior debt, as the case may be. These rating agency guidelines may be more stringent than the 1940 Act and may impose restrictions on the securities in which the fund invests, may impose limitations or prohibitions of the fund's ability to engage in certain investment practices, may limit the fund's ability to engage in repurchases of its securities, and in certain circumstance, may require the fund to redeem or purchase outstanding senior securities, suspend dividends and other distributions on the common shares and liquidate portfolio securities.

     If the fund is limited in its ability to repurchase common shares, the market price of the common shares may be affected. Redemption of preferred shares and liquidations of portfolio securities to comply with asset coverage requirements could cause a fund to incur transactions costs and could result in capital losses. Prohibitions on dividends and other distributions could impair the fund's ability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended.

Risks of Leverage

     Although there are potential benefits to the holders of the fund's common shares upon the issuance of preferred shares or senior debt and the resulting leveraging of a fund's capital structure, shareholders should note that there are risks associated with leverage. Because any decline in the net asset value of the fund's investments is borne entirely by the holders of the common shares, the effect of leverage in a declining market would be to further reduce the fund's net asset value in an amount greater than would be the case if the fund were not leveraged. This could result in a greater decline in the market price for common shares.

     Leverage creates risks that may adversely affect the return for common shareholders, including:

     o The likelihood of greater volatility of the net asset value and market price of common shares;

     o Fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

     o  Increased operating costs, which may reduce a fund's total return; and

     o The potential for a decline in the value of an investment acquired with borrowed funds, while the fund's obligations under such borrowing remain fixed.

     The successful use of a leveraging strategy depends on Pioneer's ability to correctly predict interest rates and market movements. There is no assurance that a leveraging strategy will be successful during any period in which it is employed. The fund's use of leverage is premised upon the expectation that the fund's preferred share dividends or borrowing costs in the case of senior debt, together with any related offering or transaction costs, will be lower than the return the fund achieves on the investments that the fund makes with the proceeds of the issuance of preferred shares or borrowing. Such difference in return may result from the fund's higher credit rating or the short-term nature of its borrowing compared to the intermediate or long-term nature of the fund's portfolio investments. The holders of common shares would be the beneficiaries of any incremental return. Should the difference between the underlying assets and the cost of leverage narrow, the incremental returns would be reduced. If intermediate or long-term interest rates rise or the fund otherwise incurs losses on its investments, the fund's net assets attributable to its common shares will reflect the decline in the value of portfolio holdings. Fluctuations in the markets, short-term interest rates and other factors that might affect the fund's ability to pay the dividend rate on preferred shares or pay interest on senior debt may affect the yield to the holders of common shares. To the extent that the fund's preferred share dividends or borrowing cost in the case of senior debt, together with any related offering or transaction costs, exceed the return the fund achieves on the investments that the fund makes with the proceeds of the issuance of preferred shares or borrowing, the common shareholders would be adversely effected by the fund's use of leverage.


     The issuance of additional classes of preferred shares involves offering expenses and other costs and may limit a fund's freedom to pay dividends on common shares or to engage in other activities. If the fund offers preferred shares valued at approximately $45,000,000, the cost of the offering is estimated to be approximately $700,000 to the fund and the estimated costs to the fund of servicing the preferred shares based on the fiscal year ended December 31, 2005 is $235,000. In addition, dividends on preferred shares are estimated to be approximately $2,312,500. These costs would be effectively borne by the fund's common shareholders and would result in a reduction of the net asset value of the common shares. The fund also may be required to maintain minimum average balances in connection with borrowings or pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing. If the fund issues senior debt instead of preferred shares, interest payments on this debt may reduce or eliminate the ordinary dividend distributions the fund would otherwise be able to pay with respect to its common shares and may also reduce the assets attributable to those shares.

     An offering of senior securities is not a taxable event to the fund or the holders of the common shares. If the fund issues preferred shares, for tax purposes, the fund allocates net capital gain, dividends and other types of income, if any, between its common shares and any class of preferred shares. It is the current position of the Internal Revenue Service that income with particular tax characteristics, such as income qualifying for the dividends received deduction or net capital gain, may be designated as distributed to a particular class only in proportion to that class's share of the total dividends paid by the fund.


     A high rating from a rating agency on the fund's preferred shares does not eliminate or mitigate the risk of leverage for the holders of the fund's common shares. The rating agency will monitor the fund's compliance with the 1940 Act asset coverage test and the rating agency guidelines. If the rating agency is not satisfied with the fund's compliance, it could impose additional restrictions on the fund's investment operations, withdraw the rating or reduce the rating assigned to the fund to a lower rating category. A withdrawal or a reduction in the rating of the preferred shares may signal a decline in the quality of the fund's portfolio securities and may reduce the market price of the fund's common shares.

Hypothetical Effect of Leverage

     Assuming the fund issued preferred shares with a liquidation value equal to approximately 33-1/3% of the fund's total assets and an annual dividend rate of 5.00% of such liquidation value (the approximate rate which Pioneer expects the fund to pay in the current market environment), the fund would need to achieve an annual return on its total assets of at least 1.48% to cover such dividend payments on the preferred shares.

     The following table illustrates the hypothetical effect on the return to a holder of a fund's common shares as a result of the leverage obtained by issuing preferred shares with a liquidation value equal to 33-1/3% of the fund's total assets, assuming hypothetical annual returns of a fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive and greater than the cost of leverage, and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table below are hypothetical and actual returns may be greater or less than those appearing in the table.

------------------------------------------------------------------------------------------------------------
 Assumed portfolio return          -10.00%          -5.00%          0.00%          5.00%          10.00%
 (net of expenses)
------------------------------------------------------------------------------------------------------------
 Corresponding common              -17.50%          -10.00%         -2.50%         5.00%          12.50%
 share return
------------------------------------------------------------------------------------------------------------

Amendment to the Fund's Declaration of Trust

     In order to permit the fund to issue preferred shares, the fund's Declaration of Trust must be amended. The Declaration of Trust is the governing document for a fund and, among other things, establishes the rights of shareholders, the powers and responsibilities of the Trustees and the provisions for termination of the fund. The Declaration of Trust currently contemplates the issuance only of common shares by the fund. The proposed amendment to the Declaration of Trust, the form of which is attached as Exhibit C, would grant the Trustees the power to establish additional classes of shares, which classes of shares may have rights and limitations that differ from, and are preferential to, the rights and limitations of the common shares. In addition to certain specific modifications to the Declaration of Trust, the amendment would also amend any provision of the Declaration of Trust that conflicts with or is inconsistent with the authority to establish and issue additional classes of shares to the extent the Trustees or affiliates of the Trust determine to be necessary to eliminate such conflict or inconsistency.

     The amendments to the Declaration of Trust provide the Trustees with broad authority in establishing the terms of any issuance of preferred shares, including the rights and limitations of such preferred shares. The amendments also provide that, to the extent that the Trustees authorize and issue preferred shares, the Trustees are authorized and empowered to amend or supplement the Declaration of Trust, including an amendment or modification to the rights of any outstanding common shares, as the Trustees deem necessary or appropriate, including to comply with the requirements of the 1940 Act or requirements imposed by the rating agencies or other persons, all without the further approval of the common shareholders. For example, the 1940 Act requires that the holders of a class of preferred shares have the power to elect two Trustees of the fund and in the event of a payment default on the preferred shares that continues for two years, to have the power to elect a majority of the board. The terms of the preferred shares would also impose limitations on the payment on dividends on the common shares unless all dividends on the preferred shares had been paid and the fund remained in compliance with certain asset coverage requirements imposed by the 1940 Act on investment companies that use leverage or any rating agency that has rated the preferred shares. These provisions are designed to protect the interest of the holders of the preferred shares and limit the rights of the holders of the common shares.

     Other than modifications necessary to permit the fund to issue one or more classes of preferred shares, the amendments do not alter the Declaration of Trust. Subject to the restrictions imposed by the 1940 Act, the amendments to the Declaration of Trust would authorize the fund to issue an unlimited number of preferred shares in one or more classes or series with such rights as are determined by the Trustees without further shareholder approval. In connection with any issuance of preferred shares, the fund's Board would determine the number of preferred shares to be issued. The text of the proposed amended and restated Agreement and Declaration of Trust is attached to this proxy statement as Exhibit C.

Modification of Calculation of Management Fees under the Management Contract

     In connection with this Proposal 5, shareholders are being asked in Proposal 4 to approve an amendment to the current management contract to change the asset base used to calculate Pioneer's management fee. The intent of this change is to reflect the entire asset base that Pioneer would be managing for purposes of calculating the management fee, to the extent that the fund were to issue preferred shares.


     Under the current management contract, the management fee is calculated by multiplying the specified annual percentage rate by a base amount equal to the fund's average daily net assets. The fund's net assets consist of its total assets minus its liabilities. If Proposal 4 is approved, the management fee would be calculated by multiplying the specified annual percentage rate by an amount equal to the fund's average daily "managed assets." "Managed assets" means the total assets of the fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the fund's investment objectives and policies, and/or (iv) any other means. The liquidation preference of the preferred shares would not be considered a liability for these purposes. Consequently, if the fund issues preferred shares and does not borrow, managed assets would generally be approximately equal to the fund's net assets attributable to common shares plus the aggregate amount of assets representing the liquidation preference of any outstanding preferred shares. The specified annual percentage rates would be unchanged from the current management contract, but the dollar amount of fees payable will be higher to the extent that a fund engages in leverage. The proposed change to the management fee structure may provide Pioneer with an incentive to increase the managed assets upon which it is compensated by leveraging the fund. If the amendment had been in effect during 2005 and the fund had issued preferred shares on January 1, 2005 with a liquidation preference equal to 33-1/3% of the fund's total assets, the aggregate amount of the management fee during the fiscal year ended December 31, 2005 would have been $744,463. This represents an increase of 41.7% in the aggregate amount of management fees that would have been paid by the fund's common shareholders due to the issuance of preferred shares. In addition, the estimated costs and expenses of issuing and maintaining preferred shares would have been $935,000 during this period. Dividends on preferred shares are estimated to be approximately $2,312,500. The estimated total operating expenses and hypothetical expenses assuming the fund issued preferred shares with a liquidation preference equal to 33-1/3% of the fund's total assets are set forth in Proposal 4. Please refer to Proposal 4 for a complete discussion on the terms of the proposed change in the calculation of the management fee rate. If shareholders do not approve Proposal 5, there will be no change in the contract with respect to the calculation of the asset base on which the management fee is applied, nor would this change take effect unless the fund were to issue preferred shares.

     Proposal 5 requests your approval only of the amendment to the Declaration of Trust to authorize the issuance of preferred shares.


Required Vote


     Approval of Proposal 5 requires the approval of a majority of the fund's shares voting on the proposal. If the required approval of Proposal 4 is not obtained, the fund will not be authorized to amend the Declaration as proposed. As a result, the fund would not have the ability to issue preferred shares. If the required approval for Proposal 5 is obtained, the fund will amend the Declaration only if the required approvals for Proposal 3(f) and Proposal 4 are obtained.


Trustees' Recommendation

     At a meeting of the Board of Trustees held on March 21, 2006, the Trustees concluded that giving the fund the ability to issue preferred shares at a future date, subject to specific Board authorization, would be in the best interest of the fund and its holders of common shares. In the course of their evaluation, the Trustees considered information provided by Pioneer as to Pioneer's view of the potential benefits to the fund and its holders of common shares of issuing preferred shares. They considered the potential costs to the fund of issuing preferred shares and potential benefits to the holders of the fund's common shares to the extent that the Trustees authorized the issuance of preferred shares in the future, and they relied on their previous experience with Pioneer in connection with the issuance of preferred shares and the use of leverage by other Pioneer Funds. The Trustees considered that, assuming shareholder approval of Proposal 5, they would have to make a further determination prior to the issuance of preferred shares, including with respect to the size of any such offering, based upon then-prevailing market conditions, the asset coverage requirements of the 1940 Act, the credit rating to be awarded to such securities, and any conditions or requirements established by the rating agencies. The Trustees further considered that rating agencies could impose additional constraints on the operation of the fund.

     The Trustees considered the nature, quality and extent of the services furnished to the fund by the adviser; the adviser's experience in managing leveraged closed-end funds. The Trustees also considered that the success of adding leverage would depend in part on Pioneer's ability to assess the prevailing interest rate environment and other market conditions. The Trustees considered that the estimated cost of offering preferred shares would be borne by the fund and its holders of common shares and would result in a decrease in the net asset value of the common shares. The Trustees also considered the risks to which the fund and the common shareholders may be exposed as a result of the leveraging effect of an offering of senior securities.

     As a result of their consideration of the above factors and other relevant information, the Trustees recommend that shareholders approve the amendment to the Declaration of Trust to permit the fund to issue senior securities. Accordingly, the Trustees recommend that you approve the proposed changes as described above.

     FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSAL TO AUTHORIZE THE ISSUANCE OF PREFERRED SHARES.

                               AUDITOR INFORMATION


Audit fees

     The aggregate fees billed for professional services rendered by Ernst & Young LLP for its audit of the fund's annual financial statements and fees related to consents and comfort letters for the two most recent fiscal years contained in the annual reports filed by the fund for such years were as follows:



 For the fiscal year ended 12/31/2005        For the fiscal year ended 12/31/2004
-----------------------------------------------------------------------------------
                $21,505                                   $18,700

Audit-related fees

     The following are aggregate fees billed for assurance and related services by Ernst & Young LLP to the fund that are related to the review of the fund's semi-annual financial statements for the two most recent fiscal years. All of these services were approved by the audit committee pursuant to Regulation S-X.


 For the fiscal year ended 12/31/2005        For the fiscal year ended 12/31/2004
-----------------------------------------------------------------------------------
                  $0                                        $0

Tax fees

     The aggregate fees billed for professional services, primarily for tax returns, rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning to the fund for the two most recent fiscal years were as follows. All of these services were approved by the audit committee pursuant to Regulation S-X.

 For the fiscal year ended 12/31/2005        For the fiscal year ended 12/31/2004
-----------------------------------------------------------------------------------
                $6,800                                    $6,000

All other fees

     There were no fees billed for other services rendered by Ernst & Young LLP to the fund.


Affiliates' Fees for Non-Audit Services Required to be Pre-Approved

     Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the fund's audit committee is required to pre-approve services to affiliates as defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the fund. Affiliates include the fund's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the fund (hereinafter referred to as "affiliates" of the fund). For the years ended December 31, 2005 and 2004, there were no services provided to an affiliate that required the fund's audit committee pre-approval.

General Audit Committee Approval Policy

     o For all projects, the officers of the fund and the fund's independent registered public accounting firm will each make an assessment to determine that any proposed projects will not impair independence.

     o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

     o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the independent registered public accounting firm as set forth in the above policy.

Aggregate Non-Audit Fees

     The aggregate non-audit fees for the fund and its affiliates, as previously defined, were as follows. These fees include services provided prior to May 6, 2003, the effective date of the pre-approval process.

 For the fiscal year ended 12/31/2005        For the fiscal year ended 12/31/2004
-----------------------------------------------------------------------------------
                $6,800                                   $6,000

     The Audit Committee of the Board has considered whether the provision of services, other than audit services, by Ernst & Young LLP to the fund and its affiliates is compatible with maintaining Ernst & Young LLP's independence in performing audit services.

     Representatives of Ernst & Young LLP will be available at the shareholder meeting (either in person or via telephone), will have the opportunity to make a statement should they desire to do so, and will be available to answer questions.

                      INFORMATION CONCERNING THE MEETINGS

Outstanding shares and quorum

     As of the record date, 7,395,024 shares of beneficial interest of the fund were outstanding. Only shareholders of record as of the record date are entitled to notice of and to vote at the meetings. The holders of one-third of the outstanding shares of the fund that are entitled to vote will be considered a quorum for the transaction of business.

Ownership of shares of the fund

     To the knowledge of the fund, as of the record date, no persons owned of record or beneficially 5% or more of the outstanding shares of the fund except that Cede and Co., P.O. Box 20, Bowling Green Station, New York, NY 10274, held 6,286,191 shares as nominee.

Shareholder proposals


     If you wish to include a proposal in the fund's proxy statement for the 2007 annual meeting, your proposal must be received by the Secretary of the fund at the fund's principal offices at 60 State Street, Boston, Massachusetts 02109 on or before April 26, 2007. A proposal that is not to be included in the fund's proxy statement may only be made at the 2007 annual meeting if it is received by the Secretary of the fund at the fund's principal offices at 60 State Street, Boston, Massachusetts 02109 not more than 120 days and at least 90 days before the anniversary date of the mailing of the fund's proxy materials for this year's annual meeting provided, however, that in the event that the date of the mailing of the notice for the 2007 annual meeting is advanced or delayed by more than thirty (30) days from the anniversary date of the mailing of the notice for this year's annual meeting, notice by a shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of mailing of the notice for the 2007 annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for the 2007 annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for the 2007 meeting is first made by the fund.


     The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. The fund currently expects to hold the next annual shareholders' meeting on or about August 15, 2007, which date is subject to change. Shareholder proposals are subject to certain regulations under the federal securities laws.

Proxies, quorum and voting at the meetings


     Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the fund. In addition, although mere attendance at a meeting will not revoke a proxy, a shareholder present at the meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for a meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of Proposal 1 and Proposals 3(a)-(f), 4 and 5, as described above, and will use their best judgment in connection with the transaction of such other business as may properly come before a meeting or any adjournment thereof.


     One-third of the outstanding shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at each meeting. In the event that at the time any session of a meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn that shareholder meeting to a later date. In the event that a quorum is present but sufficient votes in favor of a proposal have not been received, the persons named as proxies may propose one or more adjournments of that shareholder meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether a meeting is adjourned to permit additional solicitation with respect to any other proposal.


     Shares of the fund represented in person or by proxy, including shares that abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at each meeting. However, an abstention from voting has the same effect as a vote against a proposal. Similarly, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal and has not received instructions from the beneficial owner, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting on Proposal 1, but has the same effect as a vote against Proposals 3(a)-(f), 4 and 5.


Other business

     While each meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached notice of annual and special meetings of shareholders. However, if any additional matters properly come before the meetings, and on all matters incidental to the conduct of the meetings, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

Method of solicitation and expenses


     The cost of preparing, assembling and mailing this proxy statement and the attached notice of annual and special meetings of shareholders and the accompanying proxy cards will be borne by the fund. In addition to soliciting proxies by mail, Pioneer may, at the fund's expense, have the fund's officers, representatives or compensated third-party agents, including Pioneer, PIMSS and PFD or Computershare Fund Services, professional proxy solicitors, who will be paid fees and expenses of approximately $35,000 for their soliciting services, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons. The fund may also arrange to have votes recorded by telephone, the internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. The fund is unaware of any such challenge at this time. In the case of telephone voting, shareholders would be called at the phone number the sub-transfer agent, Mellon Investor Services LLC or its successor, has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and internet voting, shareholders would be required to provide their Social Security number or other identifying information and would receive a confirmation of their instructions.


     Persons holding shares as nominees will be reimbursed by Pioneer, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.


July 24, 2006

           Exhibit A -- Additional Information Pertaining To Pioneer

     Pioneer Investment Management, Inc. is a wholly-owned subsidiary of Pioneer Investment Management USA Inc. Pioneer Investment Management USA Inc. is the North American operating subsidiary of Pioneer Global Asset Management S.p.A., which is a wholly-owned subsidiary of UniCredito Italiano S.p.A. ("UniCredito"), one of the largest banking groups in Italy.


     Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2006, assets under management were approximately $217 billion worldwide, including over $65 billion in assets under management by Pioneer.


     The address for Pioneer and Pioneer Investment Management USA Inc. is 60 State Street, Boston, Massachusetts 02109. The address for Pioneer Global Asset Management S.p.A. is Galleria San Carlo 6, Milan 20122, Italy. The address of UniCredito is Piazza Cordusio, 20123 Milano, Italy.

Services provided to the fund by affiliates of Pioneer

     Pioneer Investment Management Shareholder Service, Inc. ("PIMSS"), a wholly owned indirect subsidiary of Unicredito, through a sub-transfer agency agreement with Mellon Investor Services LLC, provides substantially all transfer agent and shareholder services to the fund. For the fund's most recently completed fiscal year ended December 31, 2005, the fund paid PIMSS $84,971 in transfer agency fees.

     The fund has entered into an administration agreement with Pioneer pursuant to which certain accounting and legal services which are expenses payable by the fund under the existing management contract are performed by Pioneer and pursuant to which Pioneer is reimbursed for its costs of providing such services. For the fund's most recently completed fiscal year ended December 31, 2005, the fund paid Pioneer $18,512 for its services pursuant to the administration agreement.

     These services will continue to be provided should the proposed management contract be approved.

Management of Pioneer

     The names, titles and principal occupations of the executive officers and directors of Pioneer are set forth in the following table. The business address of each person is 60 State Street, Boston, Massachusetts 02109.


-----------------------------------------------------------------------------------------------------
Name                                                 Title and Principal Occupation
-----------------------------------------------------------------------------------------------------
 Osbert M. Hood                             President and Director
-----------------------------------------------------------------------------------------------------
 John F. Cogan, Jr.                         Chairman and Director
-----------------------------------------------------------------------------------------------------
 John M. Carey                              Executive Vice President
-----------------------------------------------------------------------------------------------------
 Charles Mayer                              Executive Vice President, Chief Investment Officer
-----------------------------------------------------------------------------------------------------
 Mark D. Goodwin                            Executive Vice President, Chief Financial Officer
-----------------------------------------------------------------------------------------------------


The following Officers and Directors of the fund are also Officers, Directors or Employees of Pioneer

------------------------------------------------------------------------------------------------------------------------------------
Name                                        Position Held With Pioneer                          Position Held With the Fund
------------------------------------------------------------------------------------------------------------------------------------
 John F. Cogan, Jr.               Chairman of the Board, Trustee and President         Chairman of the Board, Trustee and President
------------------------------------------------------------------------------------------------------------------------------------
 Osbert M. Hood                   Trustee and Executive Vice President                 Trustee and Executive Vice President
------------------------------------------------------------------------------------------------------------------------------------
 Dorothy E. Bourassa              Senior Vice President, Chief Legal Officer           Secretary
------------------------------------------------------------------------------------------------------------------------------------
 Christopher J. Kelley            Vice President and Senior Counsel                    Assistant Secretary
------------------------------------------------------------------------------------------------------------------------------------
 Vincent Nave                     Vice President -- Fund Accounting,                   Treasurer
                                  Administration and Controllership Services
------------------------------------------------------------------------------------------------------------------------------------
 Mark E. Bradley                  Deputy Treasurer                                     Assistant Treasurer
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Name                                        Position Held With Pioneer                          Position Held With the Fund
------------------------------------------------------------------------------------------------------------------------------------
 Luis I. Presutti                 Assistant Vice President -- Fund Accounting,         Assistant Treasurer
                                  Administration and Controllership Services
------------------------------------------------------------------------------------------------------------------------------------
 Gary Sullivan                    Fund Accounting Manager -- Fund Accounting,          Assistant Treasurer
                                  Administration and Controllership Services
------------------------------------------------------------------------------------------------------------------------------------
 Katherine Kim Sullivan           Fund Administration Manager -- Fund                  Assistant Treasurer
                                  Accounting, Administration and
                                  Controllership Services
------------------------------------------------------------------------------------------------------------------------------------
 Terrence J. Cullen               Chief Compliance Officer; Vice President and         Chief Compliance Officer
                                  Senior Counsel
------------------------------------------------------------------------------------------------------------------------------------


Pioneer's portfolio transaction policy

     All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund's management contract. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

     Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

     The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.


     The fund did not use any brokers affiliated with Pioneer during its most recently completed fiscal year in connection with its portfolio transactions.

           Exhibit B -- Form Of Proposed Amended Management Contract


                               MANAGEMENT CONTRACT

     THIS AGREEMENT dated as of this__________day of_____________, 2006, between Pioneer Interest Shares, a Delaware statutory trust (the "Trust"), and Pioneer Investment Management, Inc., a Delaware corporation (the "Manager").


                              W I T N E S S E T H

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement for the purpose of registering its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act").

     WHEREAS, the parties hereto deem it mutually advantageous that the Manager should be engaged, subject to the supervision of the Trust's Board of Trustees and officers, to manage the Trust.

     NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Manager do hereby agree as follows:

     1. The Manager will regularly provide the Trust with investment research, advice and supervision and will furnish continuously an investment program for the Trust, consistent with the investment objective and policies of the Trust. The Manager will determine from time to time what securities shall be purchased for the Trust, what securities shall be held or sold by the Trust and what portion of the Trust's assets shall be held uninvested as cash, subject always to the provisions of the Trust's Certificate of Trust, Agreement and Declaration of Trust, By-Laws and its registration statements under the 1940 Act and under the 1933 Act covering the Trust's shares, as filed with the Commission, and to the investment objective, policies and restrictions of the Trust, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. To carry out such determinations, the Manager will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

     2. The Manager will, to the extent reasonably required in the conduct of the business of the Trust and upon the Trust's request, furnish to the Trust research, statistical and advisory reports upon the industries, businesses, corporations or securities as to which such requests shall be made, whether or not the Trust shall at the time have any investment in such industries, businesses, corporations or securities. The Manager will use its best efforts in the preparation of such reports and will endeavor to consult the persons and sources believed by it to have information available with respect to such industries, businesses, corporations or securities.

     3. Unless maintained by the Trust's administrator, the Manager will maintain all books and records with respect to the Trust's securities transactions required by subparagraphs (b)(5), (6), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act (other than those records being maintained by the custodian or transfer agent appointed by the Trust) and preserve such records for the periods prescribed therefor by Rule 31a-2 under the 1940 Act. The Manager will also provide to the Board of Trustees such periodic and special reports as the Board may reasonably request.

     4. Except as otherwise provided herein, the Manager, at its own expense, shall furnish to the Trust office space in the offices of the Manager or in such other place as may be agreed upon from time to time, and all necessary office facilities, equipment and personnel for managing the Trust's affairs and investments, and shall arrange, if desired by the Trust, for members of the Manager's organization to serve as officers or agents of the Trust.

     5. The Manager shall pay directly or reimburse the Trust for: (i) the compensation (if any) of the Trustees who are affiliated with, or "interested persons" (as defined in the 1940 Act) of, the Manager and all officers of the Trust as such; and (ii) all expenses not hereinafter specifically assumed by the Trust where such expenses are incurred by the Manager or by the Trust in connection with the management of the affairs of, and the investment and reinvestment of the assets of, the Trust.

     6. The Trust shall assume and shall pay: (i) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the Manager or its affiliates, office space and facilities, and personnel compensation, training and benefits; (ii) the charges and expenses of auditors; (iii) the charges and expenses of any administrator, custodian, transfer agent, plan agent, dividend disbursing agent, registrar or other agent appointed by the Trust; (iv) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party;
          (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Trust to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Trust and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (vii) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the Trustees; (ix) any fees paid by the Trust in accordance with Rule 12b-1 promulgated by the Commission pursuant to the 1940 Act; (x) compensation of those Trustees of the Trust who are not affiliated with, or "interested persons" of, the Manager, the Trust (other than as Trustees), The Pioneer Investment Management USA Inc. or Pioneer Funds Distributor, Inc.; (xi) the cost of preparing and printing share certificates;
          (xii) interest on borrowed money, if any; and (xiii) the fees and other expenses of listing the Fund's shares on the New York Stock Exchange or any other national stock exchange; and (ix) any other expense that the Trust, the Manager or any other agent of the Trust may incur (A) as a result of a change in the law or regulations, (B) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (C) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the non-"interested" Trustees) as being an appropriate expense of the Trust.


     7. In addition to the expenses described in Section 6 above, the Trust shall pay all brokers' and underwriting commissions chargeable to the Trust in connection with securities transactions to which the Trust is a party.

     8. The Trust shall pay to the Manager, as compensation for the Manager's services hereunder, a fee at a rate equal to 0.625% of the Fund's average daily managed assets up to $50 million and 0.50% of average daily managed assets in excess of $50 million. "Managed assets" means the total assets of the Trust, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Trust's investment objectives and policies, and/or
          (iv) any other means.


     9. The management fee payable hereunder shall be computed daily and paid monthly in arrears. In the event of termination of this Agreement, the fee provided in Section 8 shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

     10. The Manager may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Trust for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Manager. Any such fee reduction or undertaking may be discontinued or modified by the Manager at any time.


     11. It is understood that the Manager may employ one or more sub-investment advisers (each a "Subadviser") to provide investment advisory services to the Trust by entering into a written agreement with each such Subadviser; provided, that any such agreement first shall be approved by the vote of a majority of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, the Manager or any such Subadviser, and otherwise approved in accordance with the requirements of the 1940 Act or an exemption therefrom. The authority given to the Manager in Sections 1 through 15 hereof may be delegated by it under any such agreement; provided, that any Subadviser shall be subject to the same restrictions and limitations on investments and brokerage discretion as the Manager. The Trust agrees that the Manager shall not be accountable to the Trust or the Trust's shareholders for any loss or other liability relating to specific investments directed by any Subadviser, even though the Manager retains the right to reverse any such investment because, in the event a Subadviser is retained, the Trust and the Manager will rely almost exclusively on the expertise of such Subadviser for the selection and monitoring of specific investments.

     12. The Manager will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of the Manager, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, but nothing contained herein will be construed to protect the Manager against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

     13. Nothing in this Agreement will in any way limit or restrict the Manager or any of its officers, directors, or employees from buying, selling or trading in any securities for its or their own accounts or other accounts. The Manager may act as an investment adviser to any other person, firm or corporation, and may perform management and any other services for any other person, association, corporation, firm or other entity pursuant to any contract or otherwise, and take any action or do any thing in connection therewith or related thereto; and no such performance of management or other services or taking of any such action or doing of any such thing shall be in any manner restricted or otherwise affected by any aspect of any relationship of the Manager to or with the Trust or deemed to violate or give rise to any duty or obligation of the Manager to the Trust except as otherwise imposed by law. The Trust recognizes that the Manager, in effecting transactions for its various accounts, may not always be able to take or liquidate investment positions in the same security at the same time and at the same price.


     14. In connection with purchases or sales of securities for the account of the Trust, neither the Manager nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act. The Manager shall arrange for the placing of all orders for the purchase and sale of securities for the Trust's account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager is directed at all times to seek for the Trust the most favorable execution and net price available except as described herein. It is also understood that it is desirable for the Trust that the Manager have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Trust than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Manager is authorized to place orders for the purchase and sale of securities for the Trust with such brokers, subject to review by the Trust's Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Manager in connection with its or its affiliates' services to other clients.


     15. On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Trust as well as other clients, the Manager may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such clients.


     16. This Agreement shall become effective on the date hereof and shall remain in force until December 31, 2006 and from year to year thereafter, but only so long as its continuance is approved in accordance with the requirements of the 1940 Act or an exemption therefrom, subject to the right of the Trust and the Manager to terminate this contract as provided in Section 17 hereof.


     17. Either party hereto may, without penalty, terminate this Agreement by vote of its Board of Trustees or Directors, as the case may be, or by vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust or the Manager, as the case may be, and the giving of 60 days' written notice to the other party.


     18. This Agreement shall automatically terminate in the event of its assignment. For purposes of this Agreement, the term "assignment" shall have the meaning given it by Section 2(a)(4) of the 1940 Act.


     19. The Trust agrees that in the event that neither the Manager nor any of its affiliates acts as an investment adviser to the Trust, the name of the Trust will be changed to one that does not contain the name "Pioneer" or otherwise suggest an affiliation with the Manager.


     20. The Manager is an independent contractor and not an employee of the Trust for any purpose. If any occasion should arise in which the Manager gives any advice to its clients concerning the shares of the Trust, the Manager will act solely as investment counsel for such clients and not in any way on behalf of the Trust.


     21. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.


     22. This Agreement and all performance hereunder shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.


     23. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

     24. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers and their seal to be hereto affixed as of the day and year first above written.


ATTEST:                               PIONEER INTEREST SHARES



________________________              ________________________________


ATTEST:                               PIONEER INVESTMENT MANAGEMENT, INC.



________________________              ________________________________

  Exhibit C -- Form Of Amended And Restated Agreement and Declaration of Trust


                             PIONEER INTEREST SHARES


                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST

     This AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST is made on September 1, 2006 by the undersigned Trustees (together with all other persons from time to time duly elected, qualified and serving as Trustees in accordance with the provisions of Article II hereof, the "Trustees");

     NOW, THEREFORE, the Trustees declare that all money and property contributed to the Trust shall be held and managed in trust pursuant to this Agreement and Declaration of Trust.


                                    ARTICLE I

                              NAME AND DEFINITIONS

     Section 1. Name. The name of the Trust created by this Agreement and Declaration of Trust is "Pioneer Interest Shares."

     Section 2. Definitions. Unless otherwise provided or required by the context:

            (a) "Administrator" means the party, other than the Trust, to the contract described in Article III, Section 3 hereof.

            (b) "By-laws" means the By-laws of the Trust adopted by the Trustees, as amended from time to time, which By-laws are expressly herein incorporated by reference as part of the "governing instrument" within the meaning of the Delaware Act.

            (c) "Class" refers to the division of Shares into two or more classes as provided in Article V.

            (d) "Commission," "Interested Person" and "Principal Underwriter" have the meanings provided in the 1940 Act. Except as such term may be otherwise defined by the Trustees in conjunction with the establishment of any Class or Series of Shares, the term "vote of a majority of the Shares outstanding and entitled to vote" shall have the same meaning as is assigned to the term "vote of a majority of the outstanding voting securities" in the 1940 Act

            (e) "Covered Person" means a person so defined in Article IV,
Section 3.


            (f) "Custodian" means any Person other than the Trust who has custody of any Trust Property as required by Section 17(f) of the 1940 Act, but does not include a system for the central handling of securities described in said Section 17(f).

            (g) "Declaration" shall mean this Agreement and Declaration of Trust, as amended or restated from time to time. Reference in this Declaration of Trust to "Declaration," "hereof," "herein," and "hereunder" shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

            (h) "Delaware Act" means Chapter 38 of Title 12 of the Delaware Code entitled "Treatment of Delaware Statutory Trusts," as amended from time to time.

            (i) "His" shall include the feminine and neuter, as well as the masculine, genders.

            (j) "Investment Adviser" means the party, other than the Trust, to the contract described in Article III, Section 2 hereof.

            (k) "Net Asset Value" means the net asset value of each Series or Class of the Trust, determined as provided in Article VI, Section 2.

            (l) "Person" means and includes individuals, corporations, partnerships, trusts, associations, joint ventures, estates and other entities, and governments and agencies and political subdivisions, thereof, whether domestic or foreign.

            (m) "Securities Act" means the Securities Act of 1933, as amended.

            (n) "Series" refers to the division of Shares representing any Class into two or more Series as provided in Article V.

            (o) "Shareholder" means a record owner of Outstanding Shares;

            (p) "Shares" means the transferable units of interest into which the beneficial interest of each Class or Series thereof is divided from time to time (including whole Shares and fractions of Shares). In addition, Shares shall also mean preferred shares or preferred units of beneficial interest which may be issued from time to time. "Outstanding Shares" means Shares shown in the books of the Trust or its transfer agent as then issued and outstanding, but does not include Shares which have been repurchased or redeemed by the Trust and which are held in the treasury of the Trust.

            (q) "Transfer Agent" means any Person other than the Trust who maintains the Shareholder records of the Trust, such as the list of Shareholders, the number of Shares credited to each account, and the like.

            (r) "Trust" means Pioneer Interest Shares established hereby, and reference to the Trust, when applicable to one or more Series, refers to that Series.

            (s) "Trustees" means the persons who have signed this Declaration of Trust, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with Article II, in all cases in their capacities as Trustees hereunder.

            (t) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the Trust or the Trustees on behalf of the Trust.

            (u) "Underwriter" means the party, other than the Trust, to the contract described in Article III, Section 1 hereof.

            (v) The "1940 Act" means the Investment Company Act of 1940, as amended from time to time, including any rules, regulations and interpretative provisions of the Securities and Exchange Commission thereunder.

                                   ARTICLE II

                                  THE TRUSTEES

     Section 1. Management of the Trust. The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees may execute all instruments and take all action they deem necessary or desirable to promote the interests of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees.


     Section 2. Powers. The Trustees in all instances shall act as principals, free of the control of the Shareholders. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. The Trustees shall not in any way be bound or limited by current or future laws or customs applicable to trust investments, but shall have full power and authority to make any investments which they, in their sole discretion, deem proper to accomplish the purposes of the Trust. The Trustees may exercise all of their powers without recourse to any court or other authority. Subject to any applicable limitation herein or in the By-laws or resolutions of the Trust, the Trustees shall have power and authority, without limitation:

            (a) To operate as and carry on the business of an investment company, and exercise all the powers necessary and appropriate to the conduct of such operations.

            (b) To invest in, hold for investment, or reinvest in, cash; securities of any type, including, but not limited to, common, preferred and preference stocks; warrants; subscription rights; profit-sharing interests or participations and all other contracts for or evidence of equity interests; bonds, debentures, bills, time notes and all other evidences of indebtedness; negotiable or non-negotiable instruments; government securities, including securities of any state, municipality or other political subdivision thereof, or any governmental or quasi-governmental agency or instrumentality; and money market instruments including bank certificates of deposit, finance paper, commercial paper, bankers' acceptances and all kinds of repurchase agreements, of any corporation, company, trust, association, firm or other business organization however established, and of any country, state, municipality or other political subdivision, or any governmental or quasi-governmental agency or instrumentality; or any other security, property or instrument in which the Trust shall be authorized to invest.

            (c) To acquire (by purchase, subscription or otherwise), to hold, to trade in and deal in, to acquire any rights or options to purchase or sell, to sell or otherwise dispose of, to lend and to pledge any such securities, to enter into repurchase agreements, reverse repurchase agreements, firm commitment agreements and forward foreign currency exchange contracts, to purchase and sell options on securities, securities indices, currency and other financial assets, futures contracts and options on futures contracts of all descriptions and to engage in all types of hedging and risk-management transactions.

            (d) To exercise all rights, powers and privileges of ownership or interest in all securities, repurchase agreements and other assets included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such securities, repurchase agreements and other assets.

            (e) To acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, including cash or foreign currency, and any interest therein.

            (f) To borrow money or other property in the name of the Trust exclusively for Trust purposes and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; and to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person and to lend Trust Property.

            (g) To aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest; and to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm.

            (h) To adopt By-laws not inconsistent with this Declaration providing for the conduct of the business of the Trust and to amend and repeal them to the extent such right is not reserved to the Shareholders.

            (i) To elect and remove such officers and appoint and terminate such agents as they deem appropriate.

            (j) To employ as custodian of any assets of the Trust, subject to any provisions herein or in the By-laws, one or more banks, trust companies or companies that are members of a national securities exchange, or other entities permitted by the Commission to serve as such.

            (k) To retain one or more transfer agents and shareholder servicing agents, or both.

            (l) To provide for the distribution of Shares either through a Principal Underwriter as provided herein or by the Trust itself, or both, or pursuant to a distribution plan of any kind.

            (m) To set record dates in the manner provided for herein or in the By-laws.

            (n) To delegate such authority as they consider desirable to any officers of the Trust and to any agent, independent contractor, manager, investment adviser, custodian or underwriter.

            (o) To hold any security or other property (i) in a form not indicating any trust, whether in bearer, book entry, unregistered or other negotiable form, or (ii) either in the Trust's or Trustees' own name or in the name of a custodian or a nominee or nominees, subject to safeguards according to the usual practice of business trusts or investment companies.

            (p) To establish separate Classes having distinct preferences or special or relative rights or privileges and to establish separate and distinct Series of any such Classes, all in accordance with the provisions of Article V.

            (q) To the full extent permitted by the Delaware Act and to the extent necessary or appropriate to give effect to the preferences, special or relative rights and privileges of any Classes of Shares or Series thereof, to allocate assets, liabilities and expenses of the Trust to a particular Class or Series thereof or to apportion the same between or among two or more Classes or Series, provided that any liabilities or expenses incurred by a particular Class or Series shall be payable solely out of the assets attributable to that Class or Series as provided for in Article V, Section 4.

            (r) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or concern whose securities are held by the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern; and to pay calls or subscriptions with respect to any security held in the Trust.

            (s) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes.

            (t) To make distributions of income, capital gains, returns of capital (if any) and redemption proceeds to Shareholders in the manner hereinafter provided for.

            (u) To establish committees for such purposes, with such membership, and with such responsibilities as the Trustees may consider proper, including a committee consisting of fewer than all of the Trustees then in office, which may act for and bind the Trustees and the Trust with respect to the institution, prosecution, dismissal, settlement, review or investigation of any legal action, suit or proceeding, pending or threatened.

            (v) To issue, sell, repurchase, redeem, cancel, retire, acquire, hold, resell, reissue, dispose of and otherwise deal in Shares; to establish terms and conditions regarding the issuance, sale, repurchase, redemption, cancellation, retirement, acquisition, holding, resale, reissuance, disposition of or dealing in Shares; and, subject to Articles V and VI, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust, including, if applicable, any funds or property specifically attributable to the affected Class or Series.

            (w) To invest part or all of the Trust Property or to dispose of part or all of the Trust Property and invest the proceeds of such disposition, in securities issued by one or more other investment companies registered under the 1940 Act all without any requirement of approval by Shareholders. Any such other investment company may (but need not) be a trust (formed under the laws of the State of New York or of any other state) which is classified as a partnership for federal income tax purposes.

            (x) To carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary or desirable to accomplish any purpose or to further any of the foregoing powers, and to take every other action incidental to the foregoing business or purposes, objects or powers.

            (y) To sell or exchange any or all of the assets of the Trust, subject to Article IX.

            (z) To enter into joint ventures, partnerships and other combinations and associations.

            (aa) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such Committee, depositary or trustee as the Trustees shall deem proper;

            (bb) To purchase and pay for entirely out of Trust Property such insurance as the Trustees may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust or payment of distributions and principal on its portfolio investments, and, subject to applicable law and any restrictions set forth in the By-laws, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, Principal Underwriters, or independent contractors of the Trust, individually, against all claims and liabilities of every nature arising by reason of holding Shares, holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer, employee, agent, investment adviser, Principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such Person against liability;

            (cc) To adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans and trusts, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

            (dd) To enter into contracts of any kind and description;

            (ee) To interpret the investment policies, practices or limitations of any Series or Class; and

            (ff) To guarantee indebtedness and contractual obligations of others.

     The clauses above shall be construed as objects and powers, and the enumeration of specific powers shall not limit in any way the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series, and not an action in an individual capacity. No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order. In construing this Declaration, the presumption shall be in favor of a grant of power to the Trustees.

     Section 3. Certain Transactions. Except as prohibited by applicable law, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any investment adviser, administrator, underwriter or transfer agent for the Trust or with any Interested Person of such person. The Trust may employ any such person or entity in which such person is an Interested Person, as broker, legal counsel, registrar, investment adviser, administrator, underwriter, transfer agent, dividend disbursing agent, custodian or in any other capacity upon customary terms.

     Section 4. Initial Trustees; Election and Number of Trustees. The initial Trustees shall be the persons initially signing this Declaration. The number of Trustees (other than the initial Trustee) shall be fixed from time to time by a majority of the Trustees; provided, that there shall be at least one (1) Trustee and no more than fifteen (15). The Shareholders shall elect the Trustees (other than the initial Trustees) on such dates as the Trustees may fix from time to time.

     Section 5. Term of Office of Trustees. Subject to the voting rights established with respect to a particular Series or Class, each Trustee shall hold office until his successor is elected or the Trust terminates. Notwithstanding the foregoing, but subject to the voting rights established with respect to a particular Series or Class, (a) any Trustee may resign by delivering to the other Trustees or to any Trust officer a written resignation effective upon such delivery or a later date specified therein; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least a majority of the then Trustees, specifying the effective date of removal; (c) any Trustee who requests to be retired, or who is declared bankrupt or has become physically or mentally incapacitated or is otherwise unable to serve, may be retired by a written instrument signed by a majority of the other Trustees, specifying the effective date of retirement; and (d) any Trustee may be removed at any meeting of the Shareholders by a vote of at least two-thirds of the Outstanding Shares.

     Section 6. Vacancies; Appointment of Trustees. Whenever a vacancy shall exist in the Board of Trustees, regardless of the reason for such vacancy, the remaining Trustees shall appoint any person as they determine in their sole discretion to fill that vacancy, consistent with the limitations under the 1940 Act; provided, however, that if the Shareholders of any Class or Series are entitled separately to elect one or more Trustees, a majority of the remaining Trustees or the sole remaining Trustee entitled to be elected by that Class or Series may fill any vacancy among the number of Trustees elected by that Class or Series. Such appointment shall be made by a written instrument signed by a majority of the Trustees or by a resolution of the Trustees, duly adopted and recorded in the records of the Trust, specifying the effective date of the appointment. The Trustees may appoint a new Trustee as provided above in anticipation of a vacancy expected to occur because of the retirement, resignation or removal of a Trustee, or an increase in number of Trustees, provided that such appointment shall become effective only at or after the expected vacancy occurs. As soon as any such Trustee has accepted his appointment in writing, the trust estate shall vest in the new Trustee, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The Trustees' power of appointment is subject to Section 16(a) of the 1940 Act. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in this Article II, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration. The death, declination to serve, resignation, retirement, removal or incapacity of one or more Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration.

     Section 7. Temporary Vacancy or Absence. Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee is absent from his domicile (unless that Trustee has made arrangements to be informed about, and to participate in, the affairs of the Trust during such absence), or is physically or mentally incapacitated, the remaining Trustees shall have all the powers hereunder and their certificate as to such vacancy, absence, or incapacity shall be conclusive. Any Trustee may, by power of attorney, delegate his powers as Trustee for a period not exceeding six (6) months at any one time to any other Trustee or Trustees.

     Section 8. Chairman. The Trustees shall appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be the chief executive, financial and/or accounting officer of the Trust.

     Section 9. Action by the Trustees. The Trustees shall act by majority vote at a meeting duly called at which a quorum is present, including a meeting held by conference telephone, teleconference or other electronic media or communication equipment by means of which all persons participating in the meeting can communicate with each other; or by written consent of a majority of Trustees (or such greater number as may be required by applicable law) without a meeting. A majority of the Trustees shall constitute a quorum at any meeting. Meetings of the Trustees may be called orally or in writing by the President or by any one of the Trustees. Notice of the time, date and place of all Trustees' meetings shall be given to each Trustee as set forth in the By-laws; provided, however, that no notice is required if the Trustees provide for regular or stated meetings. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who signs a waiver of notice either before or after the meeting. The Trustees by majority vote may delegate to any Trustee or Trustees or committee authority to approve particular matters or take particular actions on behalf of the Trust. Any written consent or waiver may be provided and delivered to the Trust by facsimile or other similar electronic mechanism.

     Section 10. Ownership of Trust Property. The Trust Property of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. Legal title in and beneficial ownership of all of the assets of the Trust shall at all times be considered as vested in the Trust, except that the Trustees may cause legal title in and beneficial ownership of any Trust Property to be held by, or in the name of one or more of the Trustees acting for and on behalf of the Trust, or in the name of any person as nominee acting for and on behalf of the Trust. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or of any Series or any right of partition or possession thereof, but each Shareholder shall have, as provided in Article V, a proportionate undivided beneficial interest in the Trust (or, if applicable, a particular Class or Series thereof) represented by Shares. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The Trust, or at the determination of the Trustees one or more of the Trustees or a nominee acting for and on behalf of the Trust, shall be deemed to hold legal title and beneficial ownership of any income earned on securities of the Trust issued by any business entities formed, organized, or existing under the laws of any jurisdiction, including the laws of any foreign country. Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

     Section 11. Effect of Trustees Not Serving. The death, resignation, retirement, removal, incapacity or inability or refusal to serve of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration.

     Section 12. Trustees, etc. as Shareholders. Subject to any restrictions in the By-laws, any Trustee, officer, agent or independent contractor of the Trust may acquire, own and dispose of Shares to the same extent as any other Shareholder; the Trustees may issue and sell Shares to and buy Shares from any such person or any firm or company in which such person is interested, subject only to any general limitations herein.

     Section 13. Series Trustees. In connection with the establishment of one or more Series or Classes, the Trustees establishing such Series or Class may appoint, to the extent permitted by the Delaware Act, separate Trustees with respect to such Series or Classes (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other Series or Class of the Trust. The Series Trustees shall have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees hereunder with respect to such Series or Class, but shall have no power or authority with respect to any other Series or Class. Any provision of this Declaration relating to election of Trustees by Shareholders only shall entitle the Shareholders of a Series or Class for which Series Trustees have been appointed to vote with respect to the election of such Series Trustees and the Shareholders of any other Series or Class shall not be entitled to participate in such vote. In the event that Series Trustees are appointed, the Trustees initially appointing such Series Trustees shall, without the approval of any Outstanding Shares, amend either the Declaration or the By-laws to provide for the respective responsibilities of the Trustees and the Series Trustees in circumstances where an action of the Trustees or Series Trustees affects all Series of the Trust or two or more Series represented by different Trustees.

                                   ARTICLE III

                        CONTRACTS WITH SERVICE PROVIDERS

     Section 1. Underwriting Contract. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive underwriting contract or contracts providing for the sale of the Shares whereby the Trustees may either agree to sell the Shares to the other party or parties to the contract or appoint such other party or parties as their sales agent(s) for the Shares, and in either case on such terms and conditions, if any, as may be prescribed in the By-laws, and such further terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article III or of the By-laws; and such contract may also provide for the repurchase of the Shares by such other party as agent of the Trustees.

     Section 2. Advisory or Management Contract. The Trustees may in their discretion from time to time enter into one or more investment advisory or management contracts whereby the other party or parties to any such contracts shall undertake to furnish the Trust management, investment advisory, administration, accounting, legal, statistical and research facilities and services, promotional or marketing activities, and such other facilities and services, if any, as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provisions of the Declaration, the Trustees may authorize the Investment Advisers or persons to whom the Investment Adviser delegates certain or all of their duties, or any of them, under any such contracts (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of portfolio securities and other investments of the Trust on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of such Investment Advisers, or any of them (and all without further action by the Trustees). Any such purchases, sales, loans and exchanges shall be deemed to have been authorized by all of the Trustees.

     Section 3. Administration Agreement. The Trustees may in their discretion from time to time enter into an administration agreement whereby the other party to such agreement shall undertake to manage the business affairs of the Trust and furnish the Trust with office facilities, and shall be responsible for the ordinary clerical, bookkeeping and recordkeeping services at such office facilities, and other facilities and services, if any, and all upon such terms and conditions as the Trustees may in their discretion determine.

     Section 4. Service Agreement. The Trustees may in their discretion from time to time enter into service agreements whereby the other parties to such Service Agreements will provide administration and/or support services pursuant to administration plans and service plans, and all upon such terms and conditions as the Trustees in their discretion may determine.

     Section 5. Transfer Agent. The Trustees may in their discretion from time to time enter into a transfer agency and shareholder service contract whereby the other party to such contract shall undertake to furnish transfer agency and shareholder services to the Trust. The contract shall have such terms and conditions as the Trustees may in their discretion determine not inconsistent with the Declaration. Such services may be provided by one or more Persons.

     Section 6. Custodian. The Trustees may appoint or otherwise engage one or more banks or trust companies, each having aggregate capital, surplus and undivided profits (as shown in its last published report) of at least two million dollars ($2,000,000), or any other entity satisfying the requirements of the 1940 Act, to serve as Custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the By-laws of the Trust. The Trustees may also authorize the Custodian to employ one or more sub-custodians, including such foreign banks and securities depositories as meet the requirements of applicable provisions of the 1940 Act, and upon such terms and conditions as may be agreed upon between the Custodian and such sub-custodian, to hold securities and other assets of the Trust and to perform the acts and services of the Custodian, subject to applicable provisions of law and resolutions adopted by the Trustees.

     Section 7. Dividend and Distribution Reinvestment Plan Agency Agreement. The Trustees may in their discretion from time to time enter into a dividend and distribution plan agency agreement or any similar agreement whereby the other party to such agreement (which may, but need not, also serve as the Trust's transfer agent) will administer any dividend and distribution reinvestment plan or similar plan adopted by the Trust, all on such terms and conditions as the Trustees may in their discretion determine.

     Section 8. Other Contracts. To the extent permitted by applicable law, the By-laws and any other contractual arrangements under which the Trust is obligated, the Trustees may in their discretion enter into one or more contracts whereby the other parties provide services relating to the Trust's operations not otherwise described in this Article III. Such contracts, if any, shall have such terms and conditions as the Trustees may determine. Any such services may be provided by one or more persons who may also be parties to other contracts described in this Article III.

     Section 9. Affiliations of Trustees or Officers, Etc. The fact that:

               (i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser or underwriter of or for any partnership, corporation, trust, association or other organization or of or for any parent or affiliate of any organization, with which a contract of the character described in this Article III or for services as Custodian, Transfer Agent or disbursing agent or for related services may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder of or has an interest in the Trust, or that

               (ii) any partnership, corporation, trust, association or other organization with which a contract of the character described in Sections 1, 2, 3 or 4 of this Article III or for services as Custodian, Transfer Agent or disbursing agent or for related services may have been or may hereafter be made also has any one or more of such contracts with one or more other partnerships, corporations, trusts, associations or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

                                   ARTICLE IV

            COMPENSATION, LIMITATION OF LIABILITY AND INDEMNIFICATION

     Section 1. Compensation. The Trustees as such shall be entitled to reasonable compensation from the Trust, and they may fix the amount of such compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

     Section 2. Limitation of Liability. All persons contracting with or having any claim against the Trust shall look only to the assets of the Trust for payment under such contract or claim; and neither the Trustees nor, when acting in such capacity, any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust shall contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officer of the Trust liable thereunder. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser or independent contractor of the Trust, but nothing contained in this Declaration or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Section 3. Indemnification.

            (a) Subject to the exceptions and limitations contained in subsection (b) below:

                (i) every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) ("Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and

                (ii) as used herein, the words "claim," "action," "suit," or
            "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

            (b) No indemnification shall be provided hereunder to a Covered
            Person:

                (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

                (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) or
            (D) by a vote of a majority of the Outstanding Shares entitled to vote (excluding any Outstanding Shares owned of record or beneficially by such individual).

            (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

            (d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section may be paid by the Trust or from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

            (e) Any repeal or modification of this Article IV by the Shareholders, or adoption or modification of any other provision of the Declaration or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

     Section 4. Indemnification of Shareholders. If any Shareholder or former Shareholder of the Trust shall be held personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the Trust to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by such Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Trust.

     Section 5. No Bond Required of Trustees. No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

     Section 6. No Duty of Investigation; Notice in Trust Instruments, Etc. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees may recite that the same is executed or made by them not individually, but as Trustees under the Declaration, and that the obligations of the Trust under any such instrument are not binding upon any of the Trustees or Shareholders individually, but bind only the Trust Property, and may contain any further recital which they may deem appropriate, but the omission of such recital shall not operate to bind the Trustees individually. The Trustees shall at all times maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.


     Section 7. Reliance on Experts, Etc. Each Trustee, officer or employee of the Trust shall, in the performance of his duties, powers and discretions hereunder be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, the Administrator, the Underwriter, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.


                                    ARTICLE V

                    SERIES; CLASSES; SHARES; OTHER SECURITIES

     Section 1. Establishment of Classes or Series. The Trust shall consist of one or more Series. Without limiting the authority of the Trustees to establish and designate any further Series or Classes, the Trustees hereby establish a single Series, designated "Pioneer Interest Shares," and one Class, designated as the "Common Shares." Each additional Class or Series shall be established and is effective upon the adoption of a resolution of a majority of the Trustees or any alternative date specified in such resolution. The Trustees may designate the relative rights and preferences of the Shares of each Series. The Trustees may divide the Shares of any Series into Classes. Any Shares of any further Series and Classes that may from time to time be established and designated by the Trustees shall be established and designated, and the variations in the relative rights and preferences as between the different Series and Classes shall be fixed and determined, by the Trustees; provided, that all Shares shall be identical except for such variations as shall be fixed and determined between different Series or Classes by the Trustees in establishing and designating such Class or Series. Unless otherwise designated by the Trustees in the By-laws or resolutions establishing a Class, the purchase price, the method of determining the Net Asset Value, and the relative liquidation, voting, dividend and other rights and preferences of holders of a Class shall be as set forth in the Trust's registration statement on Form N-2 under the Securities Act and/or the 1940 Act relating to the issuance of Shares of such Class. To the extent that the Trustees authorize and issue preferred Shares of any Class or Series, the Trustees are hereby authorized and empowered to amend or supplement this Declaration, including an amendment or modification to the rights of any Shares outstanding at the time of such amendment or supplement, as they deem necessary or appropriate, including to comply with the requirements of the 1940 Act or requirements imposed by rating agencies or other Persons, all without the approval of Shareholders. Any such supplement or amendment shall be filed as is necessary. The Trustees are also authorized to take such actions and retain such Persons as they see fit to offer and sell such securities.

     All references to Shares in this Declaration shall be deemed to be Shares of any or all Series or Classes as the context may require. The Trust shall maintain separate and distinct records for each Series and hold and account for the assets thereof separately from the other assets of the Trust or of any other Series. A Series may issue any number of Shares or any Class thereof and need not issue Shares. Except as otherwise provided with respect to a specific Class, each Share of a Series shall represent an equal beneficial interest in the net assets of such Series. Each holder of Shares of a Series or a Class thereof shall be entitled to receive his pro rata share of all distributions made with respect to such Series or Class. Upon redemption of his Shares, such Shareholder shall be paid solely out of the funds and property of such Series. The Trustees may adopt and change the name of any Series or Class.

     Section 2. Shares. The beneficial interest in the Trust shall be divided into transferable Shares of one or more separate and distinct Series or Classes established by the Trustees. The number of Shares of each Series and Class is unlimited and each Share shall have no par value per Share or such other amount as the Trustees may establish. All Shares issued hereunder shall be fully paid and nonassessable. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust. The Trustees shall have full power and authority, in their sole discretion and without obtaining Shareholder approval, to issue original or additional Shares at such times and on such terms and conditions as they deem appropriate; to issue fractional Shares and Shares held in the treasury; to establish and to change in any manner Shares of any Classes or Series thereof with such preferences, terms of conversion, voting powers, rights and privileges as the Trustees may determine (but the Trustees may not change Outstanding Shares in a manner materially adverse to the Shareholders of such Shares); to divide or combine the Shares of any Classes or Series thereof into a greater or lesser number; to classify or reclassify any unissued Shares of any Classes or Series thereof into one or more Classes or Series of Shares; to abolish any one or more Classes or Series of Shares; to issue Shares to acquire other assets (including assets subject to, and in connection with, the assumption of liabilities) and businesses; and to take such other action with respect to the Shares as the Trustees may deem desirable. Shares held in the treasury shall not confer any voting rights on the Trustees and shall not be entitled to any dividends or other distributions declared with respect to the Shares.

     Section 3. Investment in the Trust. The Trustees shall accept investments in any Class or any Series thereof from such persons and on such terms as they may from time to time authorize. At the Trustees' discretion, such investments, subject to applicable law, may be in the form of cash or securities in which the Trust is authorized to invest, valued as provided in Article VI, Section 2. Investments shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received or accepted as may be determined by the Trustees; provided, however, that the Trustees may, in their sole discretion, (a) impose a sales charge upon investments in any Series or Class, (b) issue fractional Shares, (c) determine the Net Asset Value per Share of the initial capital contribution or (d) authorize the issuance of Shares at a price other than Net Asset Value to the extent permitted by the 1940 Act. The Trustees shall have the right to refuse to accept investments at any time without any cause or reason therefor whatsoever.

     Section 4. Assets and Liabilities of a Class or Series. The Trustees may, in their discretion and without shareholder approval, allocate any assets, income, earnings, profits, proceeds, liabilities, expenses, costs, charges or revenues to any Class or Series thereof to the extent allowed by applicable law. Such allocations to any Class or Series shall be held and accounted for separately from allocations to any other Class or Series.

     Section 5. Ownership and Transfer of Shares. The Trust or a transfer or similar agent for the Trust shall maintain a register containing the names and addresses of the Shareholders of each Class and Series thereof, the number of Shares of each Class and Series held by such Shareholders, and a record of all Share transfers. The register shall be conclusive as to the identity of Shareholders of record and the number of Shares held by them from time to time. The Trustees may authorize the issuance of certificates representing Shares and adopt rules governing their use. The Trustees may make rules governing the issuance of Share certificates, the transfer of Shares, whether or not represented by certificates, and similar matters. Except as otherwise provided by the Trustees, Shares shall be transferable on the books of the Trust only by the record holder thereof or by his duly authorized agent upon delivery to the Trustees or the Trust's transfer agent of a duly executed instrument of transfer, together with a Share certificate if one is outstanding, and such evidence or the genuineness of each such execution and authorization and of such other matters as may be required by the Trustees. Upon such delivery, and subject to any further requirements specified by the Trustees or contained in the By-laws, the transfer shall be recorded on the books of the Trust. Until a transfer is so recorded, the Shareholder of record of Shares shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer agent or registrar or any officer, employee or agent of the Trust, shall be affected by any notice of a proposed transfer.

     Section 6. Status of Shares; Limitation of Shareholder Liability. Shares shall be deemed to be personal property giving Shareholders only the rights provided in this Declaration. Every Shareholder, by virtue of having acquired a Share, shall be held expressly to have assented to and agreed to be bound by the terms of this Declaration and to have become a party hereto. No Shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust. The death, incapacity, dissolution, termination or bankruptcy of a Shareholder during the existence of the Trust shall not operate to terminate the Trust, nor entitle the representative of any such Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but entitles such representative only to the rights of such Shareholder under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind any Shareholder personally or to call upon a Shareholder for the payment of any assessment or demand payment from any Shareholder for anything, other than as agreed by the Shareholder. Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware. Every written obligation of the Trust shall contain a statement to the effect that such obligation may only be enforced against the assets of the Trust; however, the omission of such statement shall not operate to bind or create personal liability for any Shareholder or Trustee.

     Section 7. Other Securities. The Trustees may authorize and issue such other securities of the Trust other than Shares as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Trustees see fit, including preferred interests, debt securities or other senior securities.


                                   ARTICLE VI

                                  DISTRIBUTIONS


     Section 1. Distributions. The Trustees or a committee of one or more Trustees or one or more officers may declare and pay dividends and other distributions to the Shareholders of each Class or any Series thereof in such amounts as the Trustees, the committee of Trustees or the declaring officer may determine subject to the preferences, special or relative rights and privileges of the various Classes or Series of Shares. The Trustees shall have full discretion to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. The amount and payment of dividends or distributions and their form, whether they are in cash, Shares or other Trust Property, shall be determined by the Trustees. Dividends and other distributions may be paid pursuant to a standing resolution adopted once or more often as the Trustees determine. All dividends and other distributions on Shares of a particular Class or Series shall be distributed pro rata to the Shareholders of that Class or Series in proportion to the number of Shares of that Class or Series they held on the record date established for such payment. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or similar plans as the Trustees deem appropriate.



     Section 2. Determination of Net Asset Value. The Trustees shall cause the Net Asset Value of Shares of each Class and any Series thereof to be determined from time to time in a manner consistent with applicable laws and regulations. The Trustees may delegate the power and duty to determine Net Asset Value per Share to one or more Trustees or officers of the Trust or to a custodian, depository or other agent appointed for such purpose. The Net Asset Value of Shares shall be determined separately for each Class and Series at such times as may be prescribed by the Trustees or, in the absence of action by the Trustees, as of the close of regular trading on the New York Stock Exchange on each day for all or part of which such Exchange is open for unrestricted trading.


                                   ARTICLE VII

                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

     Section 1. Voting Powers. Subject to the voting rights established with respect to a particular Class in the By-laws or the resolutions establishing such Class, the Shareholders shall have power to vote only with respect to (a) the election of Trustees as provided in Section 2 of this Article; (b) the removal of Trustees as provided in Article II, Section 5; (c) any investment advisory or management contract; (d) any termination of the Trust as provided in
Article IX, Section 4; (e) conversion of the Trust from a "closed-end company" to an "open-end company" as provided in Article IX, Section 6; (f) the amendment of this Declaration to the extent and as provided in Article IX, Section 9; and
(g) such additional matters relating to the Trust as may be required or authorized by law, this Declaration, the By-laws, any agreement with any national securities exchange on which Shares are listed or any registration of the Trust with the Commission or any State, or as the Trustees may consider desirable.

     On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Classes or Series thereof, except (a) as provided with respect to a particular Class in the By-laws or the resolutions establishing such Class, (b) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Classes or Series thereof, and (c) when the Trustees have determined that the matter affects the interests of more than one Class or Series, then the Shareholders of all such Classes or Series shall be entitled to vote thereon. As determined by the Trustees without the vote or consent of Shareholders and except as provided with respect to a particular Class in the By-laws or the resolutions establishing such Class, on any matter submitted to a vote of Shareholders either (i) each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote or (ii) each dollar of net asset value (number of Shares owned times net asset value per share of such Class or Series, as applicable) shall be entitled to one vote on any matter on which such Shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. Without limiting the power of the Trustees in any way to designate otherwise in accordance with the preceding sentence, the Trustees hereby establish that each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the By-laws. The By-laws may provide that proxies may be given by any electronic or telecommunications device or in any other manner, but if a proposal by anyone other than the officers or Trustees is submitted to a vote of the Shareholders of any Class or Series, or if there is a proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees, Shares may be voted only in person or by written proxy. Until Shares of a Class or any Series thereof are issued, as to that Class or Series the Trustees may exercise all rights of Shareholders and may take any action required or permitted to be taken by Shareholders by law, this Declaration or the By-laws. Meetings of Shareholders shall be called and notice thereof and record dates therefor shall be given and set as provided in the By-laws.

     Section 2. Quorum; Required Vote. One-third of the Outstanding Shares of each Class or Series, or one-third of the Outstanding Shares of the Trust, entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting with respect to such Class or Series, or with respect to the entire Trust, respectively. Any lesser number shall be sufficient for adjournments. Any adjourned session of a Shareholders' meeting may be held within a reasonable time without further notice. Except when a larger vote is required by law, this Declaration, the By-laws or any agreement with any national securities exchange on which Shares are listed, a majority of the Shares voting at a Shareholders' meeting in person or by proxy shall decide any matters to be voted upon with respect to the entire Trust and a plurality of such Shares shall elect a Trustee; provided, that if this Declaration, applicable law, the By-laws or any agreement with any national securities exchange on which Shares are listed permits or requires that Shares be voted on any matter by individual Classes or Series, then a majority of the Shares of that Class or Series (or, if required by law, a majority of the Shares outstanding and entitled to vote of that Class or Series) voting at a Shareholders' meeting in person or by proxy on the matter shall decide that matter insofar as that Class or Series is concerned. Shareholders may act as to the Trust or any Class or Series by the written consent of a majority (or such other amount as may be required by applicable law, the By-laws or any agreement with any national securities exchange on which Shares are listed ) of the Outstanding Shares of the Trust or of such Class or Series, as the case may be.

     Section 3. Record Dates. For the purpose of determining the Shareholders of any Class or Series who are entitled to receive payment of any dividend or of any other distribution, the Trustees may from time to time fix a date, which shall be before the date for the payment of such dividend or such other payment, as the record date for determining the Shareholders of such Class or Series having the right to receive such dividend or distribution. Without fixing a record date, the Trustees may for distribution purposes close the register or transfer books for one or more Classes or Series any time prior to the payment of a distribution. Nothing in this Section shall be construed as precluding the Trustees from setting different record dates for different Classes or Series.

     Section 4. Additional Provisions. The By-laws may include further provisions for Shareholders' votes and meetings and related matters.


                                  ARTICLE VIII

                        EXPENSES OF THE TRUST AND SERIES

     Section 1. Payment of Expenses by the Trust. Subject to Article V, Section 4, the Trust (or a particular Class or Series to the extent required or permitted by applicable law, the By-laws or any agreement with any national securities exchange on which Shares are listed) shall pay, or shall reimburse the Trustees from the assets belonging to the Trust (or the particular Class or Series to the extent required or permitted by applicable law, the By-laws or any agreement with any national securities exchange on which Shares are listed), for their expenses and disbursements, including, but not limited to, interest charges, taxes, brokerage fees and commissions; expenses of issue, repurchase and redemption of Shares; certain insurance premiums; applicable fees, interest charges and expenses of third parties, including the Trust's investment advisers, managers, administrators, underwriters, custodians, transfer agents and fund accountants; fees of pricing, interest, dividend, credit and other reporting services; costs of membership in trade associations; telecommunications expenses; funds transmission expenses; auditing, legal and compliance expenses; costs of forming the Trust and its Classes and Series and maintaining its existence; costs of preparing and printing the prospectuses of the Trust, statements of additional information and Shareholder reports and delivering them to Shareholders; expenses of meetings of Shareholders and proxy solicitations therefor; costs of maintaining books and accounts; costs of reproduction, stationery and supplies; fees and expenses of the Trustees; compensation of the Trust's officers and employees and costs of other personnel performing services for the Trust or any Class or Series; costs of Trustee meetings; Commission registration fees and related expenses; state or foreign securities laws registration fees and related expenses; securities exchange listing fees and related expenses; and for such non-recurring items as may arise, including litigation to which the Trust (or a Trustee or officer of the Trust acting as such) is a party, and for all losses and liabilities by them incurred in administering the Trust. The Trustees shall have a lien on the assets belonging to the appropriate Class or Series, or in the case of an expense allocable to more than one Class or Series, on the assets of each such Class or Series, prior to any rights or interests of the Shareholders thereto, for the reimbursement to them of such expenses, disbursements, losses and liabilities.

     Section 2. Payment of Expenses by Shareholders. The Trustees shall have the power, as frequently as they may determine, to cause each Shareholder to pay directly, in advance or arrears, for charges of the Trust's custodian or transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder.


                                   ARTICLE IX

                                  MISCELLANEOUS

     Section 1. Trust Not a Partnership. This Declaration creates a trust and not a partnership. No Trustee shall have any power to bind personally either the Trust's officers or any Shareholder.

     Section 2. Trustee Action. The exercise by the Trustees of their powers and discretion hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested. Subject to the provisions of Article IV, the Trustees shall not be liable for errors of judgment or mistakes of fact or law.

     Section 3. Record Dates. The Trustees may fix in advance a date up to ninety (90) days before the date of any Shareholders' meeting, or the date for the payment of any dividends or other distributions, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of such dividend or other distribution, or to receive any such allotment of rights, or to exercise such rights in respect of any such change, conversion or exchange of Shares.

     Section 4. Termination of the Trust.

            (a) This Trust shall have perpetual existence. Subject to the vote of a majority of the Shares outstanding and entitled to vote of the Trust, the Trustees may

                (i) sell and convey all or substantially all of the assets of the Trust to another entity which is an investment company as defined in the 1940 Act, or is a series thereof, for adequate consideration, which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust, and which may include shares of or interests in the Trust, such entity, or series thereof; or

                (ii) at any time sell and convert into money all or
            substantially all of the assets of the Trust.

Upon making reasonable provision for the payment of all known liabilities of the Trust in either (i) or (ii), by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) ratably among the Shareholders of all Classes and Series, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any Class or Series of Shares. The payment to any particular Class or Series thereof may be reduced by any fees, expenses or charges allocated to that Class or Series.

            (b) Unless shareholder approval is required by applicable law, the Trust's By-laws or any agreement with any national securities exchange on which Shares are listed, the Trustees may take any of the actions specified in subsection (a) (i) and (ii) above without obtaining the vote of a majority of the Shares Outstanding and entitled to vote of the Trust if a majority of the Trustees determines that the continuation of the Trust is not in the best interests of the Trust or its Shareholders as a result of factors or events adversely affecting the ability of the Trust to conduct its business and operations in an economically viable manner. Such factors and events may include the inability of the Trust to maintain its assets at an appropriate size, changes in laws or regulations governing the Trust or affecting assets of the type in which the Trust invests, or economic developments or trends having a significant adverse impact on the business or operations of the Trust.

            (c) Upon completion of the distribution of the remaining proceeds or assets pursuant to subsection (a), the Trust shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties hereunder with respect thereto and the right, title and interest of all parties therein shall be canceled and discharged. Upon termination of the Trust, following completion of winding up of its business, the Trustees shall cause a certificate of cancellation of the Trust's certificate of trust to be filed in accordance with the Delaware Act, which certificate of cancellation may be signed by any one Trustee.

     Section 5. Reorganization.

            (a) Notwithstanding anything else herein, to change the Trust's form or place of organization the Trustees may, without Shareholder approval, unless such approval is required by applicable law, the Trust's By-Laws or any agreement with any national securities exchange on which Shares of the Trust are listed, (i) cause the Trust to merge or consolidate with or into one or more entities, if the surviving or resulting entity is the Trust or another investment company under the 1940 Act, or a series thereof, that will succeed to or assume the Trust's registration under the 1940 Act, (ii) cause the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law, or (iii) cause the Trust to incorporate under the laws of Delaware or any other U.S. jurisdiction. Any agreement of merger or consolidation or certificate of merger may be signed by a majority of Trustees and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

            (b) Pursuant to and in accordance with the provisions of Section 3815(f) of the Delaware Act, an agreement of merger or consolidation approved by the Trustees in accordance with this Section 5 may effect any amendment to the Declaration or effect the adoption of a new trust instrument of the Trust if it is the surviving or resulting trust in the merger or consolidation.

            (c) The Trustees may create one or more business trusts to which all or any part of the assets, liabilities, profits or losses of the Trust or any Classes or Series thereof may be transferred and may provide for the conversion of Shares in the Trust or any Classes or Series thereof into beneficial interests in any such newly created trust or trusts or any classes or series thereof.

     Section 6. Conversion. The Trust may be converted at any time from a "closed-end company" to an "open-end company" as those terms are defined in
Section 5(a)(2) and 5(a)(1) of the 1940 Act, respectively, upon the approval of such a conversion, together with any necessary amendments to the Declaration to permit such a conversion, by a majority of the Trustees and by the holders of a majority of the Outstanding Shares of the Trust entitled to vote thereon. Upon the adoption of such convertibility and related amendments by the Trustees and, to the extent required by law, the Trust's By-laws or any agreement between the Trust and any national securities exchange on which Shares of the Trust are listed, the Trust's Shareholders, the Trust shall, upon complying with any requirements of the 1940 Act and state law, become an "open-end" investment company.

     Section 7. Declaration of Trust. The original or a copy of this Declaration of Trust and of each amendment hereto or Declaration of Trust supplemental shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by a Trustee or an officer of the Trust as to the authenticity of the Declaration of Trust or any such amendments or supplements and as to any matters in connection with the Trust. The masculine gender herein shall include the feminine and neuter genders. Headings herein are for convenience only and shall not affect the construction of this Declaration of Trust. This Declaration of Trust may be executed in any number of counterparts, each of which shall be deemed an original.

     Section 8. Applicable Law. This Declaration and the Trust created hereunder are governed by and construed and administered according to the Delaware Act and the applicable laws of the State of Delaware; provided, however, that there shall not be applicable to the Trust, the Trustees or this Declaration of Trust
(a) the provisions of Section 3540 of Title 12 of the Delaware Code, or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts which relate to or regulate (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards of responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Declaration. The Trust shall be of the type commonly called a Delaware business trust, and, without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust under Delaware law. The Trust specifically reserves the right to exercise any of the powers or privileges afforded to trusts or actions that may be engaged in by trusts under the Delaware Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

     Section 9. Amendments. The Trustees may, without any Shareholder vote, amend or otherwise supplement this Declaration by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated trust instrument; provided, that Shareholders shall have the right to vote on any amendment (a) which would affect the voting rights of Shareholders granted in
Article VII, Section 1, and in Article IX, Section 6 or in the Trust's By-laws,
(b) to this Section 9, (c) in connection with the conversion of the Trust as described in Article IX, Section 6, (d) required to be approved by Shareholders by law or by the Trust's registration statement(s) filed with the Commission or by the terms of any agreement with any national securities exchange on which Shares of the Trust are listed, and (e) submitted to them by the Trustees in their discretion. Any amendment submitted to Shareholders which the Trustees determine would affect the Shareholders of any Class or Series shall be authorized by vote of the Shareholders of such Class or Series and no vote shall be required of Shareholders of a Class or Series not affected. Notwithstanding anything else herein, any amendment (i) to Article IV which would have the effect of reducing the indemnification and other rights provided thereby to Trustees, officers, employees, and agents of the Trust or to Shareholders or former Shareholders, and (ii) which would have the effect of reducing the shareholder voting requirement set forth in Article IX, Section 6, and (iii) any repeal or amendment of this sentence, shall each require the affirmative vote of the holders of two-thirds of the Outstanding Shares of the Trust entitled to vote thereon.

     Section 10. Derivative Actions. In addition to the requirements set forth in Section 3816 of the Delaware Act, a Shareholder may bring a derivative action on behalf of the Trust only if the following conditions are met:

            (a) Shareholders eligible to bring such derivative action under the Delaware Act who hold at least 10% of the Outstanding Shares of the Trust, or 10% of the Outstanding Shares of the Class or Series to which such action relates, shall join in the request for the Trustees to commence such action; and

            (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     Section 11. Fiscal Year. The fiscal year of the Trust shall end on a specified date as set forth in the By-laws. The Trustees may change the fiscal year of the Trust without Shareholder approval.

     Section 12. Severability. The provisions of this Declaration are severable. If the Trustees determine, with the advice of counsel, that any provision hereof conflicts with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination. If any provision hereof shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision only in such jurisdiction and shall not affect any other provision of this Declaration.

     IN WITNESS WHEREOF, the undersigned, constituting all of the Trustees of the Trust, has executed this instrument on the date first written above.





_________________________________         _________________________________
David R. Bock                             Osbert M. Hood



_________________________________         _________________________________
Mary K. Bush                              Thomas J. Perna



_________________________________         _________________________________
John F. Cogan, Jr.                        Marguerite A. Piret



_________________________________         _________________________________
Margaret B.W. Graham                      Stephen K. West



                                          _________________________________
                                          John Winthrop



                                       The address of each Trustee is:

                                    c/o Pioneer Investment Management, Inc
                                    60 State Street, Boston, Massachusetts 02109

                                                                 19501-00-0506

[Logo]
PIONEER
Investments(R)


IMPORTANT: PLEASE VOTE YOUR SHARES TODAY


Dear Shareholder,

The annual shareholder meeting and a separate special meeting of shareholders for Pioneer Interest Shares (the Fund) will be held on September 5, 2006. A number of important proposals are being considered at these meetings and, as a shareholder in the Fund, you have the opportunity to voice your opinion on these matters.

Each shareholder has received TWO proxy cards and BOTH cards must be voted. You can vote by telephone, Internet, or mail.

TWO proxy cards are enclosed for each shareholder. One card is for the Annual Meeting and the other card is for the Special Meeting.

To vote by mail, sign and date BOTH cards and return them in the postage-paid envelope.

To vote by telephone, dial the toll-free number indicated on your proxy cards, enter the Control Numbers printed on the cards and follow the recorded instructions.

To vote on the Internet, log on to the web address indicated on your proxy cards, enter the Control Numbers printed on the cards and follow the instructions.

NOTE: If you vote by phone or Internet, please do not return your proxy cards.

Each proposal has been reviewed by your Fund's Board of Trustees. In the Trustees' opinion, the proposals are fair and reasonable, and they recommend that you vote FOR each proposal. Please take a moment to read the enclosed materials before casting your vote.

Please vote! Your vote is extremely important, no matter how many shares you own.

Here is what a FOR vote means for Proposal 1 at the Annual Meeting:

Election of Board of Trustees. The Trustees supervise your Fund's activities and review contractual arrangements with companies that provide services to the Fund. The proxy statement includes detailed information about all nominees.

Here is what a FOR vote means for Proposal 3(a)-(f) at the Special Meeting:

Approval of amendments to or elimination of certain of your Fund's fundamental policies or restrictions. Currently, the Fund is subject to a number of restrictions not required by law. The proposed revised restrictions parallel the investment restrictions of other funds managed by Pioneer and will help to facilitate compliance efforts. The changes are designed to permit the Fund to have the same degree of investment flexibility as other similar funds.

Questions? Call, toll-free 866-390-6173

Here is what a FOR vote means for Proposal 4 at the Special Meeting:

Approval of amendments to the management contract between the Fund and Pioneer Investment Management, Inc. Under the existing management contract, dated October 24, 2000, Pioneer pays all expenses not specifically assumed by the Fund where such expenses are incurred by Pioneer or the Fund in connection with the management of the affairs of, and the investment and reinvestment of the assets of, the Fund. The proposed management contract would add a new category of expenses to be assumed by the Fund.


                                                                       continued

(c)2006 Pioneer Funds Distributor, Inc.
60 State Street, Boston, Massachusetts 02109
pioneerinvestments.com  19522-00-0506

In addition, in connection with proposal 3(f) and 5 which, if approved, would permit the Fund to issue preferred shares, shareholders are requested to approve a corresponding amendment to the Fund's management contract to change the asset base used for calculating the Fund's management fee rate from the Fund's "net assets" to its "managed assets."

Here is what a FOR vote means for Proposal 5 at the Special Meeting

Consider a proposal to amend and restate your Fund's Agreement and Declaration of Trust to provide for the issuance of preferred shares of beneficial interest. The Trustees recommend that shareholders approve an Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") containing amendments that would permit the Fund to issue senior securities, including preferred shares, to the maximum extent permitted by the Investment Company Act of 1940, as amended. Although the Trustees have not as of the date of this proxy statement determined that the Fund should in fact issue preferred shares, this Proposal is intended to permit the Fund to issue senior securities in the future without seeking further shareholder approval.

Please vote your shares as quickly as possible. Thank you in advance for your prompt attention to this matter.



Sincerely,

/s/ Osbert M. Hood

Osbert M. Hood
President
Pioneer Investment Management, Inc.

OPENING FOR ALL SCENARIOS:
If Shareholder is an Individual:

Hello, my name is___________. May I please speak with________________? I'm calling regarding your current investment in Pioneer Interest Shares. Briefly, I wanted to be sure you received a proxy statement and proxy card for the Special Meeting of Shareholders to be held on September 5, 2006. Has that arrived? For confirmation purposes, may I please have your city, state, and zip code? Thank you.

If Shareholder is a Corporation or other entity:
Hello. My name is______________. May I please speak with_____________? I'm calling regarding your current investment in Pioneer Interest Shares. Briefly, I wanted to be sure you received a proxy statement and proxy card for the Special Meeting of Shareholders to be held on September 5, 2006. Has that arrived? For confirmation purposes, may I please have your full name and title? Are you authorized to vote this account?

SCENARIO 1:
If Shareholder says that they HAVE NOT received the proxy statement and proxy card:

Step 1:
I would like to mail you another set of proxy materials. Do you still live at (address)? You should receive your materials within 7 to 10 business days.

Step 2:
I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone after you receive your proxy statement, please call {CFS toll free at ______________}. When calling, please refer to record #___________ . Our hours of operation are from 9:00 am to 11:00 pm Eastern Time, Monday through Friday, and 12 pm to 6 pm on Saturday. Thank you for your time. Have a nice day / evening!

After Shareholder Response: Thank you for your time. Have a nice day/evening!

SCENARIO 2:
If Solicitor reaches Answering Machine:
This message is to remind you that a Special Meeting of Shareholders of Pioneer Interest Shares is scheduled for September 5, 2006. You should have received a proxy statement in the mail. If you have received it, to quickly vote your shares over the telephone, simply call__________ . When calling please refer to record #_________ . Representatives are available until 11:00 p.m. Eastern time, Monday through Friday, and 12 pm to 6 pm on Saturday and will be happy to assist. If for any reason you have not received it, call us at and we will send you another. Your vote is important! Thank you.

SCENARIO 3:
Step 1:
A. If Shareholder says that they HAVE received the proxy statement and proxy card:

Have you had a chance to return your proxy card yet?

Step 2:
B. If Shareholder says that they HAVE returned the proxy card:
For whatever reason, that vote has not yet registered. To ensure that your vote is registered for the upcoming meeting, I can quickly assist you with that over the phone today.

Step 3:
C. If Shareholder says that they DO NOT want to place a vote over the phone:
Mr./Ms._________, your vote is important to the fund. It will only take a moment of your time to ensure that your vote is registered. The Board recommends a vote in favor of each proposal. Would you like to register a vote along with the recommendation of your Board?

If YES-follow step 4E.
If NO-follow step 4F.
D. If Shareholder says that they DO want to place a vote over the phone:
The Board recommends a vote in favor of each proposal. Would you like to register a vote along with the recommendation of your Board?

Step 4:
E. If Shareholder DOES want to vote with the Board:
I am recording your vote for each proposal and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call {CFS toll free} immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

E(1.) If the account has duplicates:
Mr./Ms._________, you own additional investments in (list all fund names). Have you received the proxy statements and proxy cards for these accounts?
If YES-ask if shareholder would like to vote the accounts.
If NO-CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.
E(2.) After Shareholder Response:
Thank you for your time and your vote. Have a nice day/evening!
F. If Shareholder DOES NOT want to vote with the Board:
Would you like to review the proposals now and then place your vote?
F(1.) If Shareholder DECLINES to vote:
Thank you for your time. We will look forward to receiving your vote. Have a nice day/evening!
F(2.) If Shareholder AGREES to vote:
READ each proposal directly from the proxy statement AND ANSWER ANY QUESTIONS ABOUT THE PROCESS OF SUBMITTING A PROXY OR VOTING.
The Board recommends a vote in favor of each proposal. How would you like to register your vote?
F(2.)A. If Shareholder DECLINES to Vote:
Thank you for your time. We will look forward to receiving your vote. Have a nice day/evening!
F(2.)B. If Shareholder AGREES to Vote:
I am recording your vote and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call {CFS toll free} immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?
If the account has duplicates:
Mr./Ms.______________, you own additional investments in (list all fund names). Have you received the proxy statements and proxy cards for these accounts?
If YES-ask if shareholder would like to vote the accounts.
If NO-CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.
After Shareholder Response:
Thank you for your time and your vote. Have a nice day/evening!

SCENARIO 4:
Step 1:
A. If Shareholder says that they HAVE received the proxy statement and proxy card:
Have you had a chance to return your proxy card?

Step 2:
B. If Shareholder says that they HAVE NOT yet returned the proxy card:
To ensure your vote is registered for the upcoming meeting I can quickly assist you with that over the phone today.

Step 3:
C. If Shareholder says that they DO NOT want to place a vote over the phone:

Mr./Ms._________, your vote is important to the fund. It will only take a moment of your time to ensure that your vote is registered. The Board recommends a vote in favor of each proposal. Would you like to register a vote along with the recommendation of your Board?
If YES-follow step 4E.
If NO-follow step 4F.
D. If Shareholder says that they DO want to place a vote over the phone:
The Board recommends a vote in favor of each proposal. Would you like to register a vote along with the recommendation of your Board?

Step 4:
E. If Shareholder DOES want to vote with the Board:
I am recording your vote for each proposal and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call {CFS toll free} immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

E(1.) If the account has duplicates:
Mr./Ms.________, you own additional investments in (list all fund names). Have you received the proxy statements and proxy cards for these accounts?
If YES-ask if shareholder would like to vote the accounts.
If NO-CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.
E(2.) After Shareholder Response:
Thank you for your time and your vote. Have a nice day/evening!
F. If Shareholder DOES NOT want to vote with the Board:
Would you like to review the proposals now and then place your vote?
F(1.) If Shareholder DECLINES to vote:
I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone, please call {CFS toll free}. When calling, please refer to record # . Our hours of operation are from 9:00 am to 11:00 pm Eastern Time, Monday through Friday, and 12 pm to 6 pm on Saturday.
Thank you for your time. Have a nice day/evening!
F(2.) If Shareholder AGREES to vote:
READ each proposal directly from the proxy statement AND ANSWER ANY QUESTIONS ABOUT THE PROCESS OF SUBMITTING A PROXY OR VOTING.
The Board recommends a vote in favor of each proposal. How would you like to register your vote?
F(2.)A. If Shareholder DECLINES to Vote:
I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone, please call {CFS toll free}. When calling, please refer to record # . Our hours of operation are from 9:00 am to 11:00 pm Eastern Time, Monday through Friday, and 12 pm to 6 pm on Saturday.
Thank you for your time. Have a nice day/evening!
F(2.)B. If Shareholder AGREES to Vote:
I am recording your vote and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call {CFS toll free} immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

If the account has duplicates:
Mr./Ms._____________, you own additional investments in (list all fund names). Have you received the proxy statements and proxy cards for these accounts?
If YES-ask if shareholder would like to vote the accounts.
If NO-CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.
After Shareholder Response:
Thank you for your time and your vote. Have a nice day/evening!

                        Vote by Touch-Tone Phone, by Mail, or via the Internet!!

                           CALL: To vote by phone call toll-free 1-888-221-0697 and follow the recorded instructions.

                         LOG-ON: Vote on the internet at www.proxyweb.com and follow the on-screen instructions.

                          MAIL: Return the signed proxy card in the enclosed envelope.


                                 PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                                                         PIONEER INTEREST SHARES
                                                    TO BE HELD SEPTEMBER 5, 2006

I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa and Christopher J. Kelley, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Interest Shares to be held on September 5, 2006, at 2:00 p.m. (Eastern time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to Pioneer Interest Shares, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of Pioneer Interest Shares which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED FOR THIS PROPOSAL.


                                              Date _______________________

                                      [box]


                                      __________________________________________
                                      Signature(s)           (Sign in the Box)

                                      Note: In signing, please write the
                                      name(s) exactly as appearing here-
                                      on. When signing as attorney, executor,
                                      administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

                                                                      P-200-R-MM

                  PLEASE RETURN YOUR SIGNED PROXY CARD
                        IN THE ENCLOSED ENVELOPE

      Please fill in box(es) as shown using black
      or blue ink or number 2 pencil.                    [BOX]
      PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:




1. To elect trustees to serve on              FOR    WITHHOLD      FOR ALL
the Board of Trustees until their             ALL    ALL           EXCEPT
successors have been duly elected
and qualified. The nominees for
trustees are:                                [box]    [box]       [box]


(01) John Cogan, Jr. (04) Mary K. Bush          (07) Marguerite A. Piret
(02) Osbert M. Hood  (05) Margaret B.W. Graham  (08) Stephen K. West
(03) David R. Bock   (06) Thomas J. Perna       (09) John Winthrop


To withhold authority to vote for one or more of the nominees, write the corresponding number(s) of the nominee(s) on the line below:

_______________________________________________________



              PLEASE SIGN, DATE AND RETURN THIS PROXY CARD

                                                                P-200-R-MM

                        Vote by Touch-Tone Phone, by Mail, or via the Internet!!

                           CALL: To vote by phone call toll-free 1-888-221-0697 and follow the recorded instructions.

                         LOG-ON: Vote on the internet at www.proxyweb.com and follow the on-screen instructions.

                          MAIL: Return the signed proxy card in the enclosed envelope.


                                PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                                                         PIONEER INTEREST SHARES
                                                    TO BE HELD SEPTEMBER 5, 2006

I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa and Christopher J. Kelley, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of Pioneer Interest Shares to be held on September 5, 2006, at 2:20 p.m. (Eastern time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to Pioneer Interest Shares, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of Pioneer Interest Shares which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED FOR THIS PROPOSAL.

                                        Date _______________________

                                      [box]


                                      __________________________________________
                                      Signature(s)           (Sign in the Box)

                                      Note: In signing, please write the
                                      name(s) exactly as appearing here-
                                      on. When signing as attorney, executor,
                                      administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

                                                                      P-100-R-MM

                  PLEASE RETURN YOUR SIGNED PROXY CARD
                        IN THE ENCLOSED ENVELOPE

      Please fill in box(es) as shown using black
      or blue ink or number 2 pencil.                    [BOX]
      PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:





                                           FOR      AGAINST      ABSTAIN


3 (a). To approve elimination of
       fundamental restriction
       regarding investments in restricted
       securities                          [box]      [box]        [box]

  (b). To approve elimination of
       fundamental restriction
       regarding investments in undeveloped
       or underdeveloped countries         [box]      [box]        [box]

  (c). To approve elimination of
       fundamental restriction
       regarding investments in which
       a trustee or officer is invested    [box]      [box]        [box]

  (d). To approve amendment to
       fundamental restriction
       regarding loans                     [box]      [box]        [box]

  (e). To approve amendment to
       fundamental restriction
       regarding borrowing                 [box]      [box]        [box]

  (f). To approve amendment to
       fundamental restriction
       regarding issuance of
       senior securities                   [box]      [box]        [box]



4.     To amend the fund's management
       contract                            [box]      [box]        [box]

5.     To amend and restate the fund's
       Agreement and Declaration of Trust
       to provide for the issuance of
       preferred shares of beneficial
       interest                            [box]      [box]        [box]


              PLEASE SIGN, DATE AND RETURN THIS PROXY CARD

                                                                      P-100-R-MM



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